Putnam
Tax Exempt
Income Fund

Item 1. Report to Stockholders:
-------------------------------
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

9-30-04

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From the Trustees

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John A. Hill and
George Putnam, III

Dear Fellow Shareholder:

During the past several months, Putnam introduced a number of reforms for the benefit of shareholders, including increasing the amount of disclosure for our funds. Beginning with this month's reports, we inform you of any change during the prior year of the Portfolio Leader and Portfolio Members of your fund's management team. Additionally, we list the other fund management responsibilities of the Portfolio Leader and Portfolio Members. This information, which you can find following the Outlook for Your Fund, complements the expense, risk, and portfolio turnover comparisons we added to the reports earlier this year.

We are also pleased to announce that three new Trustees have joined your fund's Board of Trustees. Nominated by the independent Trustees, these individuals have had outstanding careers as leaders in the investment management industry. Myra R. Drucker is a Vice Chair of the Board of Trustees of Sarah Lawrence College and serves as Chair of the New York Stock Exchange (NYSE) Pension Managers Advisory Committee and as a Trustee of Commonfund, a not-for-profit asset management firm. Richard B. Worley is Managing Partner of Permit Capital LLC, an investment management firm. Both Ms. Drucker and Mr. Worley are independent Trustees (i.e., Trustees who are not "interested persons" of your fund or its investment advisor). Charles E. Haldeman, Jr., the third new Trustee, is President and Chief Executive Officer of Putnam Investments.

During the period covered by the following report, Putnam Tax Exempt Income Fund delivered solid performance results. In the following pages, the fund managers discuss fund performance, strategy, and their outlook for fiscal 2005.

Respectfully yours,

/S/ JOHN A. HILL              /S/ GEORGE PUTNAM, III

John A. Hill                  George Putnam, III
Chairman of the Trustees      President of the Funds

November 17, 2004


Report from Fund Management

Fund highlights

 * For the fiscal year ended September 30, 2004, Putnam Tax Exempt Income's class A shares returned 4.45% without sales charges and -0.53% with maximum sales charges reflected.

 * The fund's benchmark, the Lehman Municipal Bond Index, returned 4.59%.

 * The average return for the fund's Lipper category, General Municipal Debt Funds, was 3.95%.

 * See the Performance Summary beginning on page 8 for additional fund performance, comparative performance, and Lipper data.

--------------------------------------------------
TOTAL RETURN FOR
PERIODS ENDED 9/30/04
--------------------------------------------------
Class A
(inception 12/31/76)           NAV       POP
--------------------------------------------------
1 year                          4.45%    -0.53%
--------------------------------------------------
5 years                        32.74     26.44
Annual average                  5.83      4.80
--------------------------------------------------
10 years                       76.06     67.64
Annual average                  5.82      5.30
--------------------------------------------------
Annual average
(life of fund)                  7.52      7.33
--------------------------------------------------

Data is historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Returns at NAV do not reflect a sales charge of 4.75%. For the most recent month-end performance, visit www.putnaminvestments.com. A 2% short-term trading fee may be imposed on shares exchanged or sold within 5 days of purchase.

Performance commentary

A position in lower-quality municipal bonds rated BBB and below helped bolster your fund's performance during the course of its fiscal year. These lower-rated bonds outperformed higher-rated issues during the fiscal year. In addition, a significant recovery in the California municipal bond market also contributed to returns. A small allocation to certain airline-related bonds held back the fund's performance relative to its benchmark index, as these securities struggled during the year and were not reflected in the index. While it can be difficult to know exactly how the fund's competitors are positioned, we believe the fund's results at net asset value (NAV) were better than the average of its peers because its stake in the airline sector was most likely smaller than theirs. Fund performance was in line with that of its benchmark index, based on results at NAV.

FUND PROFILE

Putnam Tax Exempt Income Fund may be appropriate for investors who seek a high level of current income exempt from federal income taxes, while also seeking to preserve capital. The fund invests mainly in intermediate- to long-term investment-grade bonds from a wide range of municipalities and industry sectors. The fund may invest a portion of its assets in lower-rated high-yield bonds.


Market overview

The bond market experienced some volatility as yields varied widely during the fund's fiscal year, which began in October 2003. Yields fell during the first six months, while bond prices, which move in the opposite direction of yields, rose. Then in mid-March, the bond market began to anticipate a change in monetary policy. Treasury bonds sold off sharply and pushed yields upward, as strong economic growth and rising corporate profitability increased the likelihood that the Federal Reserve Board (the Fed) would raise short-term interest rates at its June 30 meeting. Interestingly, when the Fed announced what had been a widely anticipated 25-basis-point increase, the bond market reversed course, and yields have since trended downward, despite two subsequent rate increases of 25 basis points each. Since July, long-term bond yields have fallen while, at the same time, short-term rates have risen. This has resulted in a flattening of the yield curve -- that is, shorter- and longer-term interest rates begin to converge. At fiscal year-end, the 10-year Treasury yield was almost exactly where it was on the first day of the fiscal year.

Among uninsured bonds and bonds rated A and below, yield spreads tightened and bond prices rose. These higher-yielding securities also provided attractive income streams that contributed to the fund's total return during the period. Municipal bonds issued by the state of California were generally strong performers. The state's economy improved to such an extent that three bond-rating agencies -- Moody's, Standard & Poor's, and Fitch -- upgraded the state's credit rating. Yields on tobacco settlement bonds varied with the results of ongoing legal battles and declined slightly for the year. Airline-related industrial development bonds (IDBs) generally performed poorly as the industry continued to face financial difficulties that were made worse by record high oil prices.

-------------------------------------------------------------------------------
MARKET SECTOR PERFORMANCE 12 MONTHS ENDED 9/30/04
-------------------------------------------------------------------------------
Bonds
-------------------------------------------------------------------------------
Lehman Municipal Bond Index (tax-exempt bonds)                          4.59%
-------------------------------------------------------------------------------
Lehman Aggregate Bond Index (broad bond market)                         3.68%
-------------------------------------------------------------------------------
Lehman Government Bond Index (U.S. Treasury and agency
securities)                                                             2.52%
-------------------------------------------------------------------------------
Lehman Intermediate Government Bond Index
(intermediate-maturity U.S. government bonds)                           1.91%
-------------------------------------------------------------------------------
Equities
-------------------------------------------------------------------------------
S&P 500 Index (broad stock market)                                     13.87%
-------------------------------------------------------------------------------
S&P Utilities Index (utilities stocks)                                 19.59%
-------------------------------------------------------------------------------
Russell 2000 Growth Index (small-company growth stocks)                11.92%
-------------------------------------------------------------------------------
These indexes provide an overview of performance in different market sectors for the 12 months ended 9/30/04.
-------------------------------------------------------------------------------

Strategy overview

Because we believe that the Fed is likely to continue to raise short-term interest rates through mid-2005, we are positioning the portfolio more defensively. This involves shortening the fund's duration, which means reducing its sensitivity to changes in interest rates. As part of our effort to accomplish this, we have entered into swap agreements, an active strategy in which we swap a portion of the fixed-interest payments received by the fund for floating-rate interest payments. The swaps potentially allow the fund to benefit from rising interest rates without requiring the sale of the fund's intermediate- or longer-term bonds to buy shorter-term bonds. Meanwhile, we continued to trim and diversify the fund's positions in uninsured bonds and bonds rated A and below which have performed strongly. We maintained a neutral position in California municipal bonds, which were in high demand as that state got its fiscal house in order and its debt rating was upgraded by the major bond-rating agencies. The fund maintained its overweight position in tobacco settlement bonds. We sold some bonds while closely monitoring developments in that sector. We believe the fund had less exposure to airline-related IDBs during the period than did its peers.

Prior to the beginning of the fund's fiscal year, the fund emphasized non-callable bonds -- bonds that the issuer is not permitted to redeem (or "call") before the maturity date. These issues performed well as rates fell through March 2004, but during the spring we began to moderate this position, selling non-callable bonds and purchasing callable issues scheduled to mature in the 15- to 20-year range. We believe callable bonds may perform better than non-callable bonds if interest rates rise and the yield curve flattens further.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY WEIGHTINGS COMPARED]

TOP INDUSTRY WEIGHTINGS COMPARED

                       as of 3/31/04       as of 9/30/04

Utilities                  27.2%               28.7%

Health care                18.9%               16.8%

Transportation              4.2%                6.0%

Education                   6.3%                5.8%

Housing                     2.1%                2.2%

Footnote reads:
This chart shows how the fund's top weightings have changed over the last six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.


How fund holdings affected performance

A rebound in the California municipal bond market during the past six months arose as the state made progress in tackling the problems brought on by a huge budget deficit. In an environment of very little bad news, investors became more comfortable investing in the state's bonds, particularly general obligation (GO) bonds. The fund benefited from its move into California general obligation bonds. Previously, we had been hesitant about entering the California GO market because we were uncertain about the level of demand for the $15 billion deficit financing issue that came to market in the second half of the fiscal year. As time went on, it became evident that both the state and the state's municipal bond market were recovering. As a result, we initiated positions in California GOs, a move that buoyed fund performance. The fund also benefited from investments we made in state-related California Economic Recovery and California Department of Water Resources bonds.

As we mentioned above, a modest allocation to lower-rated municipal securities also helped fund performance. Bonds issued by North Carolina Municipal Power Agency #1 and Lufkin Texas Health Facilities Development Corporation for Memorial Health Systems of East Texas were among the securities that turned in particularly positive performance. Lower-quality bonds performed best during the fiscal year as investors who were hungry for yield in a low-interest-rate environment drove up prices for these more credit-sensitive pockets of the market. The fund's stake in tobacco settlement bonds -- which are secured by the income stream from tobacco companies' settlement obligations to the states and generally offer higher yields than bonds of comparable quality -- also proved helpful to performance, although these bonds faltered somewhat at mid-year before recovering.

[GRAPHIC OMITTED: pie chart CREDIT QUALITY OVERVIEW]

CREDIT QUALITY OVERVIEW

Aaa -- 46.4%

Aa -- 6.1%

A -- 14.7%

Baa -- 23.4%

Ba -- 5.6%

B -- 0.6%

Other -- 3.2%

Footnote reads:
As a percentage of market value as of 9/30/04. A bond rated Baa or higher is considered investment grade. The chart reflects Moody's ratings; percentages may include unrated bonds considered by Putnam Management to be of comparable quality. Ratings will vary over time.

Diversification remains an important theme for the fund. As we trimmed large, older holdings, we have been establishing smaller positions in a variety of holdings in different sectors and geographic areas. New names added to the fund over the period include Rockport, Indiana, Pollution Control bonds issued for Indiana Michigan Power Company; Maryland State Health and Higher Education Facilities Authority bonds issued for Medstar Health, Inc.; Illinois Educational Facilities Authority bonds issued for Northwestern University; and South Dakota State Health and Educational Facilities Authority bonds issued for Sioux Valley Health System.

On the down side, an investment in an airline-related IDB issued by United Airlines detracted from fund performance. We sold out of this position due to its negative performance, and are being very selective about the investments we maintain in this sector.

Please note that all holdings discussed in this report are subject to review in accordance with the fund's investment strategy and may vary in the future.


The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team's plans for responding to them.

In an environment of rising short-term interest rates, yields on long-term bonds have fallen, and judging from the flattening yield curve, we believe the bond market appears to have largely shrugged off the recent Fed rate hikes. However, we believe that interest rates all along the yield curve are more likely to rise than fall. We anticipate greater increases for bonds with shorter maturities because we believe the Fed will continue to raise short-term rates incrementally through mid-2005. This also suggests further flattening of the yield curve. We plan to monitor the fund's duration and position the fund defensively. We believe inflation will remain low, despite the threat posed by high oil prices. We also anticipate the GDP growth rate will slow during the next two quarters, as the effects of the Fed's tightening policy are felt.

In general, these signs indicate that we are headed into a more challenging environment for bond investing. Our task will be to continue to search for the most attractive opportunities among tax-exempt securities, and to balance the pursuit of attractive current income with prudent risk management.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice. Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. Tax-free funds may not be suitable for IRAs and other non-taxable accounts.


Your fund's management

Your fund is managed by the members of the Putnam Tax Exempt
Fixed-Income Team. David Hamlin is the Portfolio Leader, and Paul Drury, Susan McCormack, and James St. John are Portfolio Members of your fund. The Portfolio Leader and Portfolio Members coordinate the team's management of the fund.

For a complete listing of the members of the Putnam Tax Exempt
Fixed-Income Team, including those who are not Portfolio Leaders or Portfolio Members of your fund, visit Putnam's Individual Investor Web site at www.putnaminvestments.com.

Other funds managed by the Portfolio Leader and Portfolio Members

David Hamlin is the Portfolio Leader and Paul Drury, Susan McCormack, and James St. John are Portfolio Members for Putnam's tax-exempt funds for the following states: Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio, and Pennsylvania. Additionally, the same group manages Putnam California Investment Grade Municipal Trust, Putnam High Yield Municipal Trust, Putnam Investment Grade Municipal Trust, Putnam Managed Municipal Income Trust, Putnam Municipal Bond Fund, Putnam Municipal Income Fund, Putnam Municipal Opportunities Trust, Putnam New York Investment Grade Municipal Trust, Putnam Tax-Free Health Care Fund, Putnam Tax-Free High Yield Fund, and Putnam Tax-Free Insured Fund.

David Hamlin, Paul Drury, Susan McCormack, and James St. John may also manage other accounts advised by Putnam Management or an affiliate.

Changes in your fund's Portfolio Leader and Portfolio Members

During the fiscal year ended September 30, 2004, Portfolio Member
Richard Wyke left your fund's management team, and Portfolio Member James St. John joined your fund's management team.


Performance summary

This section shows your fund's performance during its fiscal year, which ended September 30, 2004. Performance should always be considered in light of a fund's investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit www.putnaminvestments.com.

--------------------------------------------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 9/30/04
--------------------------------------------------------------------------------------------------------------
                               Class A               Class B               Class C               Class M
(inception dates)            (12/31/76)              (1/4/93)             (7/26/99)             (2/16/95)
--------------------------------------------------------------------------------------------------------------
                            NAV       POP         NAV      CDSC         NAV       CDSC        NAV        POP
--------------------------------------------------------------------------------------------------------------
1 year                     4.45%    -0.53%       3.90%    -1.10%       3.69%      2.69%      4.26%      0.82%
--------------------------------------------------------------------------------------------------------------
5 years                   32.74      26.44      28.53      26.53      27.55      27.55      30.86      26.63
Annual average             5.83       4.80       5.15       4.82       4.99       4.99       5.53       4.84
--------------------------------------------------------------------------------------------------------------
10 years                  76.06      67.64      65.48      65.48      62.07      62.07      71.06      65.44
Annual average             5.82       5.30       5.17       5.17       4.95       4.95       5.52       5.16
--------------------------------------------------------------------------------------------------------------
Annual average
(life of fund)             7.52       7.33       6.69       6.69       6.65       6.65       7.08       6.95
--------------------------------------------------------------------------------------------------------------

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 4.75% and 3.25%, respectively (which for class A shares does not reflect a reduction in sales charges that went into effect on January 28, 2004; if this reduction had been in place for all periods indicated, returns would have been higher). Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Performance for class B, C, and M shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and higher operating expenses for such shares.

A 2% short-term trading fee may be applied to shares exchanged or sold within 5 days of purchase.

----------------------------------------------------------------
COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 9/30/04
----------------------------------------------------------------
                                                  Lipper General
                              Lehman              Municipal Debt
                              Municipal           Funds category
                              Bond Index          average*
----------------------------------------------------------------
1 year                         4.59%               3.95%
----------------------------------------------------------------
5 years                       38.75               31.97
Annual average                 6.77                5.69
----------------------------------------------------------------
10 years                      92.53               75.40
Annual average                 6.77                5.76
----------------------------------------------------------------
Annual average
(life of fund)                   --+               6.74
----------------------------------------------------------------

  Index and Lipper results should be compared to fund performance at net asset value.

* Over the 1-, 5-, and 10-year periods ended 9/30/04, there were 299, 230, and 128 funds, respectively, in this Lipper category.

+ Index inception date was 12/31/79.


[GRAPHIC OMITTED: worm chart CHANGE IN THE VALUE OF A $10,000 INVESTMENT]

CHANGE IN THE VALUE OF A $10,000 INVESTMENT

Cumulative total return of a $10,000 investment, 9/30/94 to 9/30/04

          Fund's class A      Lehman Municipal
Date       shares at POP         Bond Index

9/30/94        9,525                10,000
9/30/95       10,504                11,119
9/30/96       10,603                11,790
9/30/97       12,050                12,853
9/30/98       12,823                13,973
9/30/99       12,383                13,876
9/30/00       13,334                14,733
9/30/01       14,588                16,264
9/30/02       14,965                17,718
9/30/03       15,909                18,408
9/30/04      $16,764               $19,253

Footnote reads:
Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund's class B and class C shares would have been valued at $16,548 and $16,207, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund's class M shares would have been valued at $17,106 ($16,544 at public offering price). See first page of performance section for performance calculation method.

------------------------------------------------------------------------------------------------------------
PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 9/30/04
------------------------------------------------------------------------------------------------------------
                                            Class A          Class B          Class C         Class M
------------------------------------------------------------------------------------------------------------
Distributions (number)                         12               12                12              12
------------------------------------------------------------------------------------------------------------
Income 1                                   $0.391489        $0.334662        $0.321414        $0.366058
------------------------------------------------------------------------------------------------------------
Capital gains 1                                --               --               --               --
------------------------------------------------------------------------------------------------------------
Total                                      $0.391489        $0.334662        $0.321414        $0.366058
------------------------------------------------------------------------------------------------------------
Share value:                             NAV       POP         NAV              NAV         NAV       POP
------------------------------------------------------------------------------------------------------------
9/30/03                                $8.86     $9.30       $8.86            $8.86       $8.88     $9.18
------------------------------------------------------------------------------------------------------------
9/30/04                                 8.85      9.27*       8.86             8.86        8.88       9.18
------------------------------------------------------------------------------------------------------------
Current return (end of period)
------------------------------------------------------------------------------------------------------------
Current dividend rate 2                4.29%      4.09%      3.64%            3.49%       3.99%      3.86%
------------------------------------------------------------------------------------------------------------
Taxable equivalent 3                   6.60       6.29       5.60             5.37        6.14       5.94
------------------------------------------------------------------------------------------------------------
Current 30-day SEC yield 4             3.29       3.14       2.64             2.49        2.99       2.89
------------------------------------------------------------------------------------------------------------
Taxable equivalent 3                   5.06       4.83       4.06             3.83        4.60       4.45
------------------------------------------------------------------------------------------------------------

* Reflects a reduction in sales charges that took effect on January 28, 2004.

1 Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes.

2 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

3 Assumes maximum 35% federal tax rate for 2004. Results for investors subject to lower tax rates would not be as advantageous.

4 Based only on investment income, calculated using SEC guidelines.


Understanding your
fund's expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund's prospectus or talk to your financial advisor.

Review your fund's expenses

The table below shows the expenses you would have paid on a $1,000 investment in Putnam Tax Exempt Income Fund from April 1, 2004, to September 30, 2004. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

------------------------------------------------------------------------------
EXPENSES AND VALUE OF A $1,000 INVESTMENT
assuming actual returns for the 6 months ended 9/30/04
------------------------------------------------------------------------------
                                   Class A     Class B     Class C     Class M
------------------------------------------------------------------------------
Expenses paid per $1,000*            $4.18       $7.44       $8.19       $5.69
------------------------------------------------------------------------------
Ending value (after expenses)    $1,014.00   $1,011.90   $1,010.20   $1,013.80
------------------------------------------------------------------------------

* Expenses for each share class are calculated using the fund's annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 9/30/04. The expense ratio may differ for each share class (see the table at the bottom of the next page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended September 30, 2004, use the calculation method below. To find the value of your investment on April 1, 2004, go to www.putnaminvestments.com and log on to your account. Click on the "Transaction History" tab in your Daily Statement and enter 04/01/2004 in both the "from" and "to" fields. Alternatively, call Putnam at 1-800-225-1581.

-----------------------------------------------------------------------------
HOW TO CALCULATE THE EXPENSES YOU PAID
-----------------------------------------------------------------------------
                                                                     Total
Value of your                                Expenses paid           expenses
investment on 4/1/04  [DIV]    $1,000   X    per $1,000            = paid
-----------------------------------------------------------------------------

Example Based on a $10,000 investment in class A shares of your fund.
-----------------------------------------------------------------------------
$10,000               [DIV]    $1,000   X  $4.18 (see table above) = $41.80
-----------------------------------------------------------------------------

Comparing your fund's expenses with those of other funds

Using the SEC's method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund's expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

-----------------------------------------------------------------------------
EXPENSES AND VALUE OF A $1,000 INVESTMENT
assuming a hypothetical 5% annualized return for the 6 months ended 9/30/04
-----------------------------------------------------------------------------
                                  Class A     Class B     Class C     Class M
-----------------------------------------------------------------------------
Expenses paid per $1,000*           $4.19       $7.47       $8.22       $5.70
-----------------------------------------------------------------------------
Ending value (after expenses)   $1,020.85   $1,017.60   $1,016.85   $1,019.35
-----------------------------------------------------------------------------

* Expenses for each share class are calculated using the fund's annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 9/30/04. The expense ratio may differ for each share class (see the table at the bottom of this page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Using industry averages to compare expenses

You can also compare your fund's expenses with industry averages, as determined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund's net assets have been used to pay ongoing expenses during the period.

-----------------------------------------------------------------------------
EXPENSE RATIO COMPARISONS USING ANNUALIZED DATA
-----------------------------------------------------------------------------
                                 Class A    Class B    Class C    Class M
-----------------------------------------------------------------------------
Your fund's annualized
expense ratio+                      0.83%      1.48%      1.63%      1.13%
-----------------------------------------------------------------------------
Average annualized expense
ratio for Lipper peer group++       0.90%      1.55%      1.70%      1.20%
-----------------------------------------------------------------------------

 + For the fund's most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

++ For class A shares, expenses shown represent the average of the expenses of front-end load funds viewed by Lipper as having the same investment classification or objective as the fund, calculated in accordance with Lipper's standard reporting methodology for comparing expenses within a given universe. All Lipper data is for the most recent fiscal periods available as of 9/30/04. For class B, C, and M shares, Putnam has adjusted the Lipper total expense average to reflect higher 12b-1 fees incurred by these classes of shares. The peer group may include funds that are significantly larger or smaller than the fund, which may limit the comparability of the fund's expenses to the Lipper average.


Understanding your fund's
portfolio turnover

Putnam funds are actively managed by teams of experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund's managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund's assets within a one-year period. Funds with high turnover may be more likely to generate capital gains and dividends that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

Funds that invest in bonds may have higher turnover than funds that invest only in stocks. Short-term bond funds tend to have higher turnover than longer-term bond funds, because shorter-term bonds will mature or be sold more frequently than longer-term bonds. You can use the table below to compare your fund's turnover with the average turnover for funds in its Lipper category.

-----------------------------------------------------------------------------
TURNOVER COMPARISONS
percentage of holdings that change every year
-----------------------------------------------------------------------------
                             2004       2003       2002       2001       2000
-----------------------------------------------------------------------------
Putnam Tax Exempt
Income Fund                   33%        24%        18%        13%        19%
-----------------------------------------------------------------------------
Lipper General Municipal
Debt Funds category average   54%        45%        47%        49%        98%
-----------------------------------------------------------------------------

Turnover data for the fund is calculated based on the fund's fiscal-year period, which ends on September 30. Turnover data for the fund's Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year. Fiscal years vary across funds in the Lipper category, which may limit the compatibility of the fund's portfolio turnover rate to the Lipper average. Comparative data for 2004 is based on information available as of 9/30/04.


Risk comparison

As part of new initiatives to enhance disclosure, we are including a risk comparison to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund's Overall Morningstar Risk.

[GRAPHIC OMITTED: chart MORNINGSTAR [REGISTRATION MARK] RISK]

MORNINGSTAR [REGISTRATION MARK] RISK

Fund's Overall
Morningstar Risk   0.21

Municipal bond
fund average       0.22

0%   INCREASING RISK   100%

Your fund's Overall Morningstar Risk is shown alongside that of the average fund in its broad asset class, as determined by Morningstar. The risk bar broadens the comparison by translating the fund's Overall Morningstar Risk into a percentile, which is based on the fund's ranking among all funds rated by Morningstar as of September 30, 2004. A higher Overall Morningstar Risk generally indicates that a fund's monthly returns have varied more widely.

Morningstar determines a fund's Overall Morningstar Risk by assessing variations in the fund's monthly returns - with an emphasis on downside variations -- over 3-, 5-, and 10-year periods, if available. Those measures are weighted and averaged to produce the fund's Overall Morningstar Risk. The information shown is provided for the fund's class A shares only; information for other classes may vary. Overall Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Overall Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2004 Morningstar, Inc. All Rights Reserved. The information contained herein (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.


Terms and definitions

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.75% maximum sales charge for class A shares (since reduced to 4.50%) and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).


Comparative indexes

Lehman Aggregate Bond Index is an unmanaged index used as a general measure of U.S. fixed-income securities.

Lehman Government Bond Index is an unmanaged index of U.S. Treasury and agency securities.

Lehman Intermediate Government Bond Index is an unmanaged index of government bonds with maturities between 1 and 10 years.

Lehman Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Russell 2000 Growth Index is an unmanaged index of those companies in the Russell 2000 Index chosen for their growth orientation.

S&P 500 Index is an unmanaged index of common stock performance.

S&P Utilities Index is an unmanaged index of common stock issued by utilities companies.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry ranking entity that ranks funds
(without sales charges) with similar current investment styles or objectives as determined by Lipper. Lipper category averages reflect performance trends for funds within a category and are based on results at net asset value.


Putnam's policy on confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders' addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances.

It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you've listed one on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or
Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds' proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004, are available on the Putnam Individual Investor Web site, www.putnaminvestments.com/individual, and on the SEC's Web site, www.sec.gov. If you have questions about finding forms on the SEC's Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds' proxy voting guidelines and procedures at no charge by calling Putnam's Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

For periods ending on or after July 9, 2004, the fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund's Forms N-Q on the SEC's Web site at www.sec.gov. In addition, the fund's Forms N-Q may be reviewed and copied at the SEC's public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC's Web site or the operation of the public reference room.


A guide to the financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund's net assets were affected by the fund's net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


Report of Independent Registered
Public Accounting Firm

The Board of Trustees and Shareholders
Putnam Tax Exempt Income Fund:

We have audited the accompanying statement of assets and liabilities of Putnam Tax Exempt Income Fund, including the fund's portfolio, as of September 30, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Tax Exempt Income Fund as of September 30, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Boston, Massachusetts
November 15, 2004


The fund's portfolio
September 30, 2004

Key to Abbreviations
-------------------------------------------------------------------------------
AMBAC                 AMBAC Indemnity Corporation
COP                   Certificate of Participation
FGIC                  Financial Guaranty Insurance Company
FHA Insd.             Federal Housing Administration Insured
FRB                   Floating Rate Bonds
FNMA Coll.            Federal National Mortgage Association Collateralized
FSA                   Financial Security Assurance
GNMA Coll.            Government National Mortgage Association Collateralized
G.O. Bonds            General Obligation Bonds
IFB                   Inverse Floating Rate Bonds
MBIA                  MBIA Insurance Company
PSFG                  Permanent School Fund Guaranteed
U.S. Govt. Coll.      U.S. Government Collateralized
VRDN                  Variable Rate Demand Notes
XLCA                  XL Capital Assurance

Municipal bonds and notes (97.6%) (a)
Principal amount                                     Rating (RAT)         Value

Alabama (0.4%)
-------------------------------------------------------------------------------
    $5,500,000 Fairfield, Indl. Dev. Auth.
               Rev. Bonds (USX Corp.), Ser. A,
               6.7s, 12/1/24                         Baa1            $5,684,910
       500,000 U. of AL Rev. Bonds (Hosp.
               Birmingham), Ser. A, AMBAC, 5s,
               9/1/14                                Aaa                548,750
                                                                 --------------
                                                                      6,233,660

Alaska (0.3%)
-------------------------------------------------------------------------------
     4,435,000 AK State Hsg. Fin. Corp. Rev. Bonds,
               Ser. A,  4.4s, 12/1/31                Aaa              4,573,594

Arizona (1.7%)
-------------------------------------------------------------------------------
     3,250,000 Casa Grande, Indl. Dev. Auth.
               Rev. Bonds (Casa Grande Regl. Med.
               Ctr.), Ser. A, 7 5/8s, 12/1/29        B-/P             3,420,625
     6,155,000 Cochise Cnty., Indl. Dev. Auth.
               Rev. Bonds (Sierra Vista Regl. Hlth.
               Ctr.), Ser. A, 6.2s, 12/1/21          BB+/P            6,247,325
    10,000,000 Mesa, Util. Syst. Rev. Bonds, FGIC,
               7 1/4s, 7/1/12                        Aaa             12,650,000
     1,500,000 Scottsdale, Indl. Dev. Auth. Hosp.
               Rev. Bonds (Scottsdale Hlth. Care),
               5.8s, 12/1/31                         A3               1,554,375
                                                                 --------------
                                                                     23,872,325

Arkansas (0.7%)
-------------------------------------------------------------------------------
     3,900,000 AR State Hosp. Dev. Fin. Auth.
               Rev. Bonds (Washington Regl. Med.
               Ctr.), 7 3/8s, 2/1/29                 Baa3             4,304,625
     5,000,000 Northwest Regl. Arpt. Auth.
               Rev. Bonds, 7 5/8s, 2/1/27            BB/P             5,400,000
                                                                 --------------
                                                                      9,704,625

California (11.5%)
-------------------------------------------------------------------------------
               CA State G.O. Bonds
       920,000 MBIA, 5 3/4s, 12/1/11 (Prerefunded)   Aaa              1,069,500
       225,000 MBIA, 5 3/4s, 12/1/11                 Aaa                258,469
     1,125,000 MBIA, 5 1/4s, 10/1/13                 Aaa              1,276,875
     3,000,000 5 1/8s, 4/1/23                        A                3,150,000
     3,000,000 5.1s, 2/1/34                          A                3,041,250
               CA State Dept. of Wtr. Resources
               Rev. Bonds, Ser. A
    14,500,000 6s, 5/1/15                            A2              16,801,875
    20,000,000 AMBAC, 5 1/2s, 5/1/16                 Aaa             22,525,000
    33,000,000 AMBAC, 5 1/2s, 5/1/15                 Aaa             37,413,750
    31,500,000 AMBAC, 5 1/2s, 5/1/13                 Aaa             35,949,375
       500,000 5 1/2s, 5/1/11                        A2                 563,750
               CA State Econ. Recvy. G.O. Bonds
    15,055,000 Ser. B, 5s, 7/1/23                    Aa3             16,184,125
     6,000,000 Ser. A, 5s, 7/1/16                    Aa3              6,435,000
       150,000 CA Statewide Cmnty. Dev. Auth.
               Multi-Fam. Rev. Bonds (Hsg. Equity
               Res.), Ser. B, 5.2s, 12/1/29          Baa1               158,813
       500,000 Golden State Tobacco Securitization
               Corp. Rev. Bonds (Tobacco
               Settlement), Ser. B, AMBAC,  5s,
               6/1/38                                Aaa                502,500
       500,000 Los Angeles, Dept. Arpt. Rev. Bonds
               (Los Angeles Intl. Arpt.), Ser. B,
               MBIA, 5s, 5/15/13                     Aaa                553,125
     7,500,000 Orange Cnty., Local Trans. Auth.
               Sales Tax Rev. Bonds, AMBAC, 5.7s,
               2/15/09                               Aaa              8,465,625
     1,200,000 Rancho Mirage, JT Powers Fin. Auth.
               Rev. Bonds (Eisenhower Med. Ctr.),
               5 7/8s, 7/1/26                        A3               1,260,000
     6,065,000 San Jose, Redev. Agcy. Tax Alloc.
               (Unrefunded Balance-Merged Area),
               MBIA, 5s, 8/1/20                      Aaa              6,178,719
                                                                 --------------
                                                                    161,787,751

Colorado (0.3%)
-------------------------------------------------------------------------------
       500,000 CO Hlth. Fac. Auth.
               Rev. Bonds (Evangelical Lutheran),
               2.8s, 10/1/04                         A3                 500,000
               CO Springs, Hosp. Rev. Bonds
     1,860,000 6 3/8s, 12/15/30 (Prerefunded)        A3               2,227,350
     1,890,000 6 3/8s, 12/15/30                      A3               2,045,925
                                                                 --------------
                                                                      4,773,275

Connecticut (1.7%)
-------------------------------------------------------------------------------
     8,000,000 CT State Dev. Auth. Poll. Control
               Rev. Bonds (Western MA), Ser. A,
               5.85s, 9/1/28                         A3               8,430,000
               Mashantucket, Western Pequot Tribe
               144A Rev. Bonds, Ser. A
     7,435,000 6.4s, 9/1/11                          Aaa              8,382,963
     7,565,000 6.4s, 9/1/11 (Prerefunded)            Baa2             8,056,725
                                                                 --------------
                                                                     24,869,688

District of Columbia (6.7%)
-------------------------------------------------------------------------------
               DC G.O. Bonds, Ser. A
    39,250,000 6 3/8s, 6/1/26                        AAA             42,978,750
    38,175,000 6s, 6/1/26                            A2              42,851,438
               DC G.O. Bonds, Ser. A
       510,000 5s, 6/1/15                            Aaa                539,963
     7,500,000 DC Tobacco Settlement Fin. Corp.
               Rev. Bonds, 6 1/2s, 5/15/33           BBB              6,909,375
     1,000,000 DC Wtr. & Swr. Auth. Rev. Bonds
               (Sub. Lien), FGIC, 5s, 10/1/33        Aaa              1,012,500
                                                                 --------------
                                                                     94,292,026

Florida (6.7%)
-------------------------------------------------------------------------------
    10,000,000 Coral Gables, Hlth. Fac. Auth. Hosp.
               Rev. Bonds (Baptist Hlth.), FSA, 5s,
               8/15/34                               Aaa             10,862,500
    22,020,000 FL State Division Board Fin. Dept.
               Gen. Svcs. Rev. Bonds (Env.
               Protection-Preservation 2000),
               Ser. A, FSA, 6s, 7/1/12               Aaa             26,066,175
     5,530,000 Halifax, Hosp. Med. Ctr. Rev. Bonds,
               Ser. A, 7 1/4s, 10/1/29               BBB-             5,979,313
    18,500,000 Hernando Cnty., Rev. Bonds (Criminal
               Justice Complex Fin.), FGIC, 7.65s,
               7/1/16                                Aaa             25,321,875
     5,000,000 Highlands Cnty., Hlth. Fac. Auth.
               Rev. Bonds (Adventist Hlth. Sunbelt
               Hosp.), 3.35s, 11/15/32               A                5,062,900
     2,650,000 Lee Cnty., Indl. Dev. Auth. Hlth.
               Care Fac. Rev. Bonds (Shell Point
               Village), Ser. A, 5 1/2s, 11/15/29    BBB-             2,547,313
     3,700,000 Miami Beach, Hlth. Fac. Auth. Hosp.
               Rev. Bonds (Mount Sinai Med. Ctr.),
               Ser. A, 6.7s, 11/15/19                BB               3,834,125
               Oakstead Cmnty. Dev. Dist. Cap.
               Impt. Rev. Bonds
     1,175,000 Ser. A, 7.2s, 5/1/32                  BB/P             1,245,500
       300,000 Ser. B, 6 1/2s, 5/1/07                BB/P               305,250
     9,500,000 Polk Cnty., Trans. Impt. Rev. Bonds,
               FSA, 5s, 12/1/25                      Aaa             10,402,500
     2,500,000 Tampa, Util. Tax & Special
               Rev. Bonds, AMBAC,  6s, 10/1/07       Aaa              2,775,000
       500,000 UCF Assn. Inc. COP, Ser. A, FGIC,
               5 1/4s, 10/1/34                       Aaa                525,000
                                                                 --------------
                                                                     94,927,451

Georgia (3.8%)
-------------------------------------------------------------------------------
     1,000,000 Atlanta, Arpt. Rev. Bonds, Ser. A,
               FGIC, 5.6s, 1/1/30                    Aaa              1,142,500
     6,000,000 Atlanta, Waste Wtr. VRDN, Ser. C,
               FSA, 1.73s, 11/1/41                   VMIG1            6,000,000
     5,000,000 Burke Cnty., Poll. Control Dev.
               Auth. Mandatory Put Bonds (GA Power
               Co.), 4.45s, 12/1/08                  A2               5,256,250
               GA Muni. Elec. Pwr. Auth. Rev. Bonds
    10,000,000 Ser. B, FGIC, 8 1/4s, 1/1/11          Aaa             12,775,000
    20,500,000 Ser. Y, AMBAC, 6.4s, 1/1/13           Aaa             24,190,000
     1,200,000 Ser. Y, AMBAC, 6.4s, 1/1/13           Aaa              1,438,500
     1,950,000 Richmond Cnty. Dev. Auth. Rev. Bonds
               (Amt-Intl Paper Co.), Ser. A,
               6 1/4s, 2/1/25                        Baa2             2,045,063
                                                                 --------------
                                                                     52,847,313

Illinois (1.5%)
-------------------------------------------------------------------------------
     1,250,000 Cook Cnty., G.O. Bonds, Ser. B,
               MBIA, 5s, 11/15/29                    Aaa              1,279,688
    13,000,000 IL Dev. Fin. Auth. Rev. Bonds,
               5.85s, 2/1/07                         BBB             13,796,250
     2,250,000 IL Edl. Fac. Auth. Rev. Bonds
               (Northwestern U.), 5s, 12/1/33        Aa1              2,283,750
     1,650,000 IL State G.O. Bonds, FSA, 5 3/8s,
               10/1/12                               Aaa              1,881,000
     1,000,000 IL State Sales Tax Rev. Bonds,
               Ser. I, FGIC, 6s, 6/15/27             Aaa              1,202,500
                                                                 --------------
                                                                     20,443,188

Indiana (1.0%)
-------------------------------------------------------------------------------
     4,150,000 IN State Dev. Fin. Auth. Env. Impt.
               Rev. Bonds (USX Corp.), 5.6s,
               12/1/32                               Baa1             4,201,875
       700,000 IN U. Rev. Bonds (IN U. Fac.),
               AMBAC, 5 1/4s, 11/15/23               Aaa                759,500
     5,000,000 Indianapolis, Arpt. Auth. Rev. Bonds
               (Federal Express Corp.), 5.1s,
               1/15/17                               Baa2             5,206,250
     3,750,000 Rockport, Poll. Control Mandatory
               Put Bonds (Indiana Michigan Pwr.
               Co.), Ser. C, 2 5/8s, 10/1/06         Baa2             3,735,938
                                                                 --------------
                                                                     13,903,563

Iowa (1.0%)
-------------------------------------------------------------------------------
     4,280,000 Hills, Hlth. Care VRDN (Mercy
               Hosp.), 1.72s, 8/1/32                 VMIG1            4,280,000
               IA Fin. Auth. Hlth. Care Fac.
               Rev. Bonds (Care Initiatives)
     7,665,000 9 1/4s, 7/1/25                        BBB-/P           9,284,231
        80,000 9.15s, 7/1/09                         BBB-/P              93,700
                                                                 --------------
                                                                     13,657,931

Kentucky (0.4%)
-------------------------------------------------------------------------------
     5,000,000 KY Asset/Liability Comm. Gen. Fund
               Rev. Bonds, Ser. A, AMBAC, 5s,
               7/15/06                               AAA              5,268,750

Louisiana (1.3%)
-------------------------------------------------------------------------------
               Ernest N. Morial-New Orleans,
               Exhibit Hall Auth. Special Tax,
               Ser. A,
       500,000 AMBAC, 5 1/4s, 7/15/21                Aaa                543,125
     2,000,000 AMBAC, 5 1/4s, 7/15/20                Aaa              2,195,000
       250,000 LA Local Govt. Env. Fac. Cmnty. Dev.
               Auth. Rev. Bonds (Cypress Apts.),
               Class A, GNMA Coll., 5 1/2s, 4/20/38  Aaa                265,313
     4,800,000 LA Pub. Fac. Auth. Hosp. Rev. Bonds
               (Lake Charles Memorial Hosp.),
               8 5/8s, 12/1/30                       CCC/P            3,846,000
     2,500,000 Tobacco Settlement Fin. Corp.
               Rev. Bonds, Ser. 01-B, 5 1/2s,
               5/15/30                               BBB              2,200,000
     8,565,000 W. Feliciana Parish, Poll. Control
               Rev. Bonds (Gulf States Util. Co.),
               Ser. III, 7.7s, 12/1/14               Ba1              8,635,062
                                                                 --------------
                                                                     17,684,500

Maryland (2.1%)
-------------------------------------------------------------------------------
     5,000,000 Howard Cnty., Rev. Bonds, Ser. A,
               U.S. Govt. Coll., 8s, 5/15/29         AAA              6,362,500
               MD State Hlth. & Higher Edl. Fac.
               Auth. Rev. Bonds (Medstar Hlth.)
     1,500,000 5 3/4s, 8/15/16                       Baa2             1,635,000
     1,500,000 5 3/4s, 8/15/14                       Baa2             1,648,125
    19,750,000 MD State Trans. Auth. VRDN
               (Baltimore/Washington Arpt.), Class
               A, 1.7s, 7/1/13                       VMIG1           19,750,000
                                                                 --------------
                                                                     29,395,625

Massachusetts (2.7%)
-------------------------------------------------------------------------------
     1,500,000 MA Dev. Fin. Agcy. Rev. Bonds,
               Ser. A, MBIA, 5 1/2s, 1/1/11          Aaa              1,680,000
               MA State Hlth. & Edl. Fac. Auth.
               Rev. Bonds
     2,200,000 (Jordan Hosp.), Ser. E, 6 3/4s,
               10/1/33                               BBB-             2,296,250
     4,500,000 (UMass Memorial), Ser. C, 6 5/8s,
               7/1/32                                Baa2             4,758,750
     6,400,000 (Med. Ctr. of Central MA), AMBAC,
               6.55s, 6/23/22                        Aaa              7,160,000
     1,645,000 (Caritas Christian Oblig. Group),
               Ser. A, 5 5/8s, 7/1/20                BBB              1,655,281
       100,000 (Milton Hosp.), Ser. C, 5 1/2s,
               7/1/16                                BBB                101,125
     1,000,000 (New England Med. Ctr. Hosp.),
               Ser. H, FGIC,  5s, 5/15/11            Aaa              1,106,250
     5,700,000 MA State Port Auth. Rev. Bonds, 13s,
               7/1/13                                AAA/P            8,436,000
    10,000,000 MA State Special Oblig. Dedicated
               Tax Rev. Bonds, FGIC, 5 1/4s, 1/1/24  Aaa             10,650,000
                                                                 --------------
                                                                     37,843,656

Michigan (1.2%)
-------------------------------------------------------------------------------
       500,000 Detroit, G.O. Bonds, Ser. A-1,
               AMBAC, 5 1/4s, 4/1/24                 Aaa                535,625
     1,700,000 Flint, Hosp. Bldg. Auth. Rev. Bonds
               (Hurley Med. Ctr.), 6s, 7/1/20        Baa3             1,717,000
     2,250,000 Macomb Cnty., Hosp. Fin. Auth.
               Rev. Bonds (Mt. Clemens Gen. Hosp.),
               Ser. B, 5 7/8s, 11/15/34              BB               2,106,563
     3,000,000 MI State Hosp. Fin. Auth. Rev. Bonds
               (Oakwood Hosp.), Ser. A, 5 3/4s,
               4/1/32                                A2               3,112,500
     1,005,000 MI State Hsg. Dev. Auth. Ltd. Oblig.
               Rev. Bonds (Parkway Meadows), 4s,
               10/15/10                              Aaa              1,057,763
     5,000,000 MI State Strategic Fund Solid Waste
               Disp. Rev. Bonds (SD Warren Co.),
               Ser. C, 7 3/8s, 1/15/22               BB/P             5,193,750
     1,230,000 MI State Strategic Fund, Ltd.
               Rev. Bonds (Detroit Edison Poll.
               Control), 5.65s, 9/1/29               A3               1,265,363
     2,745,000 Pontiac, Hosp. Fin. Auth.
               Rev. Bonds, 6s, 8/1/13                Ba1              2,580,300
                                                                 --------------
                                                                     17,568,864

Minnesota (0.3%)
-------------------------------------------------------------------------------
     4,010,000 Martin Cnty., Hosp. Rev. Bonds
               (Fairmont Cmnty. Hosp. Assn.),
               6 5/8s, 9/1/22                        BBB-/P           4,095,213

Mississippi (0.5%)
-------------------------------------------------------------------------------
     7,500,000 Jackson Cnty., Poll. Control VRDN
               (Chevron USA, Inc.), 1.73s, 6/1/23    VMIG1            7,500,000

Missouri (1.2%)
-------------------------------------------------------------------------------
     3,250,000 Cape Girardeau Cnty., Indl. Dev.
               Auth. Hlth. Care Fac. Rev. Bonds
               (St. Francis Med. Ctr.),
               Ser. A, 5 1/2s, 6/1/27                A                3,331,250
               MO State Hlth. & Edl. Fac. Auth.
               Rev. Bonds
     4,050,000 (BJC Hlth. Syst.), 5 1/4s, 5/15/32    Aa2              4,151,250
     9,500,000 (Washington U.), Ser. A, 5s, 2/15/33  Aa1              9,701,875
                                                                 --------------
                                                                     17,184,375

Montana (0.4%)
-------------------------------------------------------------------------------
     5,550,000 Forsyth, Poll. Control Mandatory Put
               Bonds (Avista Corp.), AMBAC, 5s,
               12/30/08                              Aaa              5,973,188

Nevada (0.3%)
-------------------------------------------------------------------------------
     1,750,000 Clark Cnty., Local Impt. Dist.
               Special Assmt. Bonds (No. 142),
               6.1s, 8/1/18                          BB-/P            1,778,438
     1,590,000 Clark Cnty., Passenger Fac.
               Rev. Bonds (Las Vegas-McCarran Intl.
               Arpt.), Ser. A, AMBAC, 6.15s, 7/1/07  Aaa              1,752,975
       500,000 Washoe Cnty., Arpt. Auth.
               Rev. Bonds, FSA, 5s, 7/1/11           Aaa                553,125
                                                                 --------------
                                                                      4,084,538

New Hampshire (1.7%)
-------------------------------------------------------------------------------
               NH Higher Ed. & Hlth. Fac. Auth.
               Rev. Bonds (Lakes Region Hosp.
               Assn.)
     2,600,000 6 1/4s, 1/1/18                        BB-/P            2,603,250
     1,500,000 5 3/4s, 1/1/08                        BB-/P            1,503,750
     4,000,000 NH Hlth. & Ed. Fac. Auth. Rev. Bonds
               (Hlth. Care Syst.-Covenant Hlth.),
               6 1/8s, 7/1/31                        A-               4,180,000
     2,500,000 NH State Bus. Fin. Auth. Poll.
               Control Rev. Bonds, 3 1/2s, 7/1/27    Baa2             2,509,375
    10,500,000 NH State Tpk. Syst. IFB, FGIC,
               12.364s, 11/1/17                      Aaa             12,665,625
                                                                 --------------
                                                                     23,462,000

New Jersey (3.0%)
-------------------------------------------------------------------------------
     3,500,000 Middlesex Cnty., Impt. Auth. Lease
               Rev. Bonds (Perth Amboy Muni.
               Complex), FGIC, 5s, 3/15/31           Aaa              3,600,625
               NJ Econ. Dev. Auth. Rev. Bonds
     2,150,000 (Cedar Crest Village, Inc.), Ser. A,
               7 1/4s, 11/15/31                      BB-/P            2,227,938
     5,000,000 (Motor Vehicle), Ser. A, MBIA, 5s,
               7/1/27                                Aaa              5,181,250
               NJ Hlth. Care Fac. Fin. Auth.
               Rev. Bonds
     1,400,000 (Trinitas Hosp. Oblig. Group),
               7 1/2s, 7/1/30                        Baa3             1,573,250
     5,000,000 (South Jersey Hosp.), 6s, 7/1/12      Baa1             5,625,000
       500,000 (Atlantic City Med. Ctr.), 5 3/4s,
               7/1/25                                A2                 525,000
     1,185,000 (Somerset Med. Ctr.), 5 1/2s, 7/1/33  Baa2             1,177,594
     1,000,000 NJ Sports & Exposition Auth.
               Convention Ctr. Rev. Bonds, MBIA,
               5 1/2s, 3/1/22                        Aaa              1,158,750
               NJ State Trans. Trust Fund Auth.
               Rev. Bonds
     6,250,000 (Trans. Syst.), Ser. B, MBIA,
               6 1/2s, 6/15/10                       Aaa              7,390,625
     3,750,000 (Trans. Syst.), Ser. B, MBIA,
               6 1/2s, 6/15/10 (Prerefunded)         Aaa              4,453,125
     3,000,000 (Trans. Syst.), Ser. A, 5 5/8s,
               6/15/14                               A1               3,465,000
               Tobacco Settlement Fin. Corp.
               Rev. Bonds
     2,000,000 6 3/4s, 6/1/39                        BBB              1,920,000
     1,775,000 6 3/8s, 6/1/32                        BBB              1,650,750
     1,500,000 (Asset Backed Bonds), 6 1/8s, 6/1/42  BBB              1,308,750
       290,000 (Asset Backed Bonds), 5 3/4s, 6/1/32  BBB                267,163
                                                                 --------------
                                                                     41,524,820

New York (14.0%)
-------------------------------------------------------------------------------
       500,000 Long Island, Pwr. Auth. Rev. Bonds,
               Ser. B, 5 1/4s, 6/1/14                A-                 551,875
    25,000,000 Long Island, Pwr. Auth. NY Elec.
               Syst. Rev. Bonds, Ser. A, 5 3/4s,
               12/1/24                               A-              26,812,500
     1,500,000 Metro. Trans. Auth. Fac. Rev. Bonds,
               Ser. A, FGIC, 5 7/8s, 4/1/25          Aaa              1,734,375
               Nassau Cnty., Hlth. Care Syst.
               Rev. Bonds, FSA
     5,000,000 6s, 8/1/15                            Aaa              5,737,500
     4,410,000 6s, 8/1/14                            Aaa              5,071,500
               NY City, G.O. Bonds, Ser. B
    13,235,000 MBIA, 6 1/2s, 8/15/10                 Aaa             15,617,300
     6,475,000 5 1/2s, 12/1/12                       A2               7,284,375
     4,250,000 NY City, Indl. Dev. Agcy. Civic Fac.
               Rev. Bonds (Polytechnic U. ), 6s,
               11/1/20                               BB+              3,979,063
     3,500,000 NY City, Indl. Dev. Agcy. Rev. Bonds
               (Visy Paper, Inc.), 7.95s, 1/1/28     B+/P             3,657,500
               NY City, Indl. Dev. Agcy. Special
               Arpt. Fac. Rev. Bonds (Airis JFK I
               LLC), Ser. A,
     2,000,000 5 1/2s, 7/1/28                        Baa3             1,970,000
    11,500,000 6s, 7/1/27                            Baa3            11,528,750
     1,900,000 NY City, Indl. Dev. Agcy. Special
               Fac. Rev. Bonds (British Airways),
               5 1/4s, 12/1/32                       BB+              1,398,875
     2,800,000 NY City, State Dorm. Auth. Lease
               Rev. Bonds (Court Fac.), 6s, 5/15/39  A                3,031,000
               NY State Dorm. Auth. Rev. Bonds
    10,900,000 (Construction City U. Syst.),
               Ser. A, 6s, 7/1/20                    AA-             13,080,000
     7,500,000 (State U. Edl. Facs.), MBIA, 6s,
               5/15/16                               Aaa              8,634,375
     7,000,000 (State U. Edl. Facs.), MBIA, 6s,
               5/15/15                               Aaa              8,067,500
    12,485,000 (U. Syst. Construction), Ser. A,
               5 3/4s, 7/1/18                        AA-             14,545,025
    23,100,000 (State U. Edl. Fac.), Ser. A,
               5 1/2s, 5/15/19                       AA-             26,362,875
     1,400,000 (North Shore Long Island Jewish
               Group), 5 3/8s, 5/1/23                A3               1,459,500
     1,000,000 (Brooklyn Law School), Ser. B, XLCA,
               5 3/8s, 7/1/22                        Aaa              1,095,000
    23,000,000 NY State Dorm. Auth. Cap. Appn.
               Rev. Bonds (State U.), Ser. B, MBIA,
               zero %, 5/15/09                       Aaa             20,038,750
     1,500,000 NY State Hwy. & Bridge Auth.
               Rev. Bonds, Ser. B, FGIC, 5 1/2s,
               4/1/10                                Aaa              1,696,875
     2,000,000 NY State Pwr. Auth. Rev. Bonds, 5s,
               11/15/06                              Aa2              2,127,500
               Port Auth. NY & NJ Rev. Bonds
     6,000,000 (Kennedy Intl. Arpt. - 5th
               Installment), 6 3/4s, 10/1/19         BB+/P            6,225,000
        75,000 (Kennedy Intl. Arpt. - 4th
               Installment), 6 3/4s, 10/1/11         BB+/P               79,219
               Syracuse, G.O. Bonds (Pub. Impt.),
               Ser. A, FSA
     1,200,000 6s, 4/15/13                           Aaa              1,347,000
     1,150,000 6s, 4/15/12                           Aaa              1,290,875
     1,075,000 6s, 4/15/11                           Aaa              1,206,688
     1,025,000 6s, 4/15/10                           Aaa              1,150,563
                                                                 --------------
                                                                    196,781,358

North Carolina (7.6%)
-------------------------------------------------------------------------------
               NC Eastern Muni. Pwr. Agcy. Syst.
               Rev. Bonds
    11,680,000 Ser. C, MBIA, 7s, 1/1/13              Aaa             14,614,600
     5,000,000 Ser. D, 6 3/4s, 1/1/26                Baa2             5,537,500
    14,100,000 Ser. B, FGIC, 6.42s, 1/1/25           Aaa             16,972,875
    25,300,000 Ser. B, FGIC, 6s, 1/1/22              Aaa             30,802,750
    10,000,000 AMBAC, 6s, 1/1/18                     Aaa             12,137,500
     5,000,000 Ser. A, 5 3/4s, 1/1/26                Baa2             5,212,500
               NC Med. Care Comm. Retirement Fac.
               Rev. Bonds
     3,000,000 (United Methodist Home), 7 1/8s,
               10/1/23                               BB+/P            3,157,500
     3,000,000 (First Mtge.-Forest at Duke),
               6 3/8s, 9/1/32                        BB+/P            3,112,500
               NC State Muni. Pwr. Agcy. Rev. Bonds
               (No. 1, Catawba Elec.)
    14,000,000 Ser. B, 6 1/2s, 1/1/20                Baa1            15,732,500
       200,000 Ser. A, 5 1/2s, 1/1/13                Baa1               220,750
=                                                                 --------------
                                                                    107,500,975

Ohio (1.6%)
-------------------------------------------------------------------------------
     3,000,000 Cuyahoga Cnty., Rev. Bonds, Ser. A,
               6s, 1/1/32                            A1               3,240,000
       500,000 Franklin Cnty., Rev. Bonds (Online
               Computer Library Ctr.), 5s, 4/15/11   A                  537,500
     1,238,088 Lake Cnty., Indl. Dev. Rev. Bonds
               (Madison Inn Hlth. Ctr.), FHA Insd.,
               12s, 5/1/14                           A-/P             1,246,086
     2,430,000 Middletown, City School Dist. G.O.
               Bonds (School Impt.), FGIC, 5s,
               12/1/24                               Aaa              2,533,275
     3,500,000 Midview, Local School Dist. COP
               (Elementary School Bldg. Fac.),
               5 1/4s, 11/1/30                       A                3,596,250
       750,000 OH State Air Quality Dev. Auth.
               Rev. Bonds (Poll. Control), Ser. A,
               5.95s, 5/15/29                        Baa1               751,875
       500,000 OH State Bldg. Auth. Rev. Bonds
               (Administration Bldg.), Ser. A, 5s,
               10/1/18                               Aa2                529,375
     5,000,000 OH State Higher Edl. Fac. FRB
               (Kenyon College Project), 4.95s,
               7/1/37                                A2               5,287,500
     1,000,000 OH State Higher Edl. Fac. Rev. Bonds
               (Case Western Reserve U.), 5 1/2s,
               10/1/22                               AA-              1,102,500
     3,250,000 OH State Wtr. Dev. Auth. Poll.
               Control Fac. Rev. Bonds, 6.1s,
               8/1/20                                Baa2             3,315,000
       500,000 U. of Cincinnati Rev. Bonds, Ser. D,
               AMBAC, 5s, 6/1/23                     Aaa                525,625
=                                                                 --------------
                                                                     22,664,986

Oklahoma (0.5%)
-------------------------------------------------------------------------------
     6,000,000 OK State Indl. Dev. Auth. Rev. Bonds
               (Hlth. Syst.-Oblig. Group), Ser. A,
               MBIA, 5 3/4s, 8/15/29                 Aaa              6,472,500

Oregon (0.3%)
-------------------------------------------------------------------------------
     4,535,000 OR State Hsg. & Cmnty. Services
               Dept. Rev. Bonds (Single Family
               Mtge.), Ser. J, 4.7s, 7/1/30          Aa2              4,693,725

Pennsylvania (4.6%)
-------------------------------------------------------------------------------
               Allegheny Cnty., Sanitation Auth.
               Rev. Bonds, MBIA
     1,000,000 5 1/2s, 12/1/30                       Aaa              1,073,750
     2,775,000 5s, 6/1/06                            Aaa              2,913,750
     3,200,000 Beaver Cnty., Indl. Dev. Auth. Poll.
               Control Mandatory Put Bonds
               (Cleveland Elec.), 3.75s, 10/1/08     Baa2             3,196,000
     7,150,000 Carbon Cnty., Indl. Dev. Auth.
               Rev. Bonds (Panther Creek Partners),
               6.65s, 5/1/10                         BBB-             7,739,875
     2,000,000 Lancaster Cnty., Hosp. Auth.
               Rev. Bonds (Gen. Hosp.), 5 1/2s,
               3/15/26                               A-               2,037,500
               Allegheny Cnty., Sanitation Auth.
               Rev. Bonds, MBIA
     2,000,000 Lehigh Cnty., Gen. Purpose Auth.
               Rev. Bonds (Lehigh Valley Hosp.
               Hlth. Network), Ser. A, 5 1/4s,
               7/1/32                                A2               2,022,500
     2,125,000 Monroe Cnty., Hosp. Auth. Rev. Bonds
               (Pocono Med. Ctr.), 6s, 1/1/43        BBB+             2,196,719
     1,000,000 PA Econ. Dev. Fin. Auth. Rev. Bonds
               (Amtrak), Ser. A , 6 1/4s, 11/1/31    A3               1,040,000
     3,800,000 PA Econ. Dev. Fin. Auth. Resource
               Recvy. Rev. Bonds (Colver), Ser. D,
               7.15s, 12/1/18                        BBB-             3,904,272
               PA State Econ. Dev. Fin. Auth.
               Resource Recvy. Rev. Bonds (Colver)
    10,000,000 Ser. D, 7 1/8s, 12/1/15               BBB-            10,271,700
    12,700,000 Ser. A, 6.4s, 1/1/09                  BBB-            12,906,375
     9,280,000 PA State Pub. School Bldg. Auth.
               Rev. Bonds (Philadelphia School
               Dist.), FSA, 5 1/4s, 6/1/25           Aaa              9,836,800
     1,485,000 Philadelphia Auth. for Indl. Dev.
               Rev. Bonds, Ser. B, FSA, 5 1/4s,
               10/1/10                               Aaa              1,665,056
     5,459,248 Philadelphia, Hosp. & Higher Ed.
               Fac. Auth. Rev. Bonds (Graduate
               Hlth. Syst.), 7 1/4s, 7/1/10 (In
               default) (NON)                        D/P                  6,824
     2,000,000 Philadelphia, School Dist. G.O.
               Bonds, Ser. A, FSA, 5 1/2s, 2/1/22    Aaa              2,290,000
       500,000 Philadelphia, Wtr. & Waste Wtr.
               Rev. Bonds, Ser. B, 5 1/4s, 11/1/14   AAA                561,250
       485,000 York Cnty., G.O. Bonds, AMBAC, 5s,
               6/1/21                                Aaa                513,494
                                                                 --------------
                                                                     64,175,865

Puerto Rico (0.3%)
-------------------------------------------------------------------------------
     3,240,000 Cmnwlth. of PR, Hwy. & Trans. Auth.
               Rev. Bonds, Ser. B, MBIA, 5 7/8s,
               7/1/35                                Aaa              3,657,150
       250,000 PR Indl. Tourist Edl. Med. & Env.
               Control Fac. Rev. Bonds (Cogen.
               Fac.-AES), 6 5/8s, 6/1/26             Baa3               268,750
                                                                 --------------
                                                                      3,925,900

South Carolina (0.8%)
-------------------------------------------------------------------------------
       500,000 Florence Cnty., Hosp. Rev. Bonds
               (McLeod Regl. Med. Ctr.), Ser. A,
               FSA, 5 1/4s, 11/1/23                  Aaa                536,250
     1,345,000 Florence Cnty., Indl. Dev. Auth.
               Rev. Bonds (Stone Container Corp.),
               7 3/8s, 2/1/07                        B/P              1,364,408
     2,100,000 Lexington Cnty. Rev. Bonds, 5 1/2s,
               11/1/32                               A2               2,155,125
     1,000,000 Lexington Cnty. Hlth. Svcs. Dist.
               Inc. Hosp. Rev. Bonds, 5 1/2s,
               5/1/37                                A2               1,021,250
     7,000,000 SC Tobacco Settlement Rev. Mgt.
               Rev. Bonds, Ser. B, 6 3/8s, 5/15/30   BBB              6,440,000
                                                                 --------------
                                                                     11,517,033

South Dakota (0.1%)
-------------------------------------------------------------------------------
     1,500,000 SD State Hlth & Edl. Fac. Auth.
               Rev. Bonds (Sioux Valley Hosp. &
               Hlth. Syst.), Ser. A, 5 1/2s,
               11/1/31                               A1               1,550,625

Tennessee (1.8%)
-------------------------------------------------------------------------------
     3,000,000 Elizabethton, Hlth. & Edl. Fac.
               Board Rev. Bonds (Hosp. Ref. &
               Impt.), Ser. B, 8s, 7/1/33            Baa2             3,566,250
               Johnson City, Hlth. & Edl. Fac.
               Board Hosp. Rev. Bonds (Mountain
               States Hlth.), Ser A
     4,875,000 7 1/2s, 7/1/33                        BBB+             5,697,656
     5,000,000 7 1/2s, 7/1/25                        BBB+             5,843,750
     2,000,000 Memphis-Shelby Cnty., Arpt. Auth.
               Rev. Bonds (Federal Express Corp.),
               5.05s, 9/1/12                         Baa2             2,150,000
       500,000 Shelby Cnty. Hlth. Edl. & Hsg. Fac.
               Board Rev. Bonds (Methodist
               Healthcare), 6 1/2s, 9/1/26           A-                 594,375
     7,550,000 Tennergy Corp. Gas Rev. Bonds, 5s,
               6/1/06                                Aaa              7,899,188
                                                                 --------------
                                                                     25,751,219

Texas (5.9%)
-------------------------------------------------------------------------------
     4,250,000 Abilene, Hlth. Fac. Dev. Corp.
               Rev. Bonds (Sears Methodist
               Retirement), Ser. A, 5 7/8s,
               11/15/18                              BB/P             4,218,125
     3,000,000 Bexar Cnty., Hsg. Fin. Auth. Corp.
               Rev. Bonds (American
               Opty-Waterford), Ser. A1, 7s,
               12/1/36                               A3               3,033,750
       695,000 Edgewood, Indpt. School Dist. Bexar
               Cnty. G.O. Bonds, Ser. A, PSFG, 5s,
               2/15/29                               Aaa                704,556
     1,500,000 Gateway, Pub. Fac. Corp. Rev. Bonds
               (Stonegate Villas Apt.), FNMA Coll.,
               4.55s, 7/1/34                         Aaa              1,558,125
     4,000,000 Gulf Coast, Waste Disp. Auth.
               Mandatory Put Bonds (Amoco Oil), 2s,
               10/1/06                               Aa1              4,010,000
     5,000,000 Gulf Coast, Waste Disp. Auth.
               Rev. Bonds, Ser. A, 6.1s, 8/1/24      Baa2             5,250,000
     3,750,000 Harris Cnty., Mandatory Put Bonds
               (Toll Road), FGIC, 5s, 8/15/09        Aaa              4,092,188
       950,000 Harris Cnty., Hlth. Fac. Dev. Corp.
               Hosp. Rev. Bonds (Memorial Hermann
               Hlth. Care Syst.), Class A, 5 1/4s,
               12/1/18                               A2               1,008,188
               Houston, Arpt. Syst. Rev. Bonds
     2,000,000 (Continental Airlines, Inc.),
               Ser. B, 5.7s, 7/15/29                 B-               1,352,500
     1,000,000 Ser. B, FSA, 5 1/2s, 7/1/30           Aaa              1,058,750
     1,000,000 Houston, Wtr. & Swr. Rev. Bonds (Jr.
               Lien), FSA, 5s, 12/1/30               Aaa              1,122,500
    10,185,000 Lufkin, Hlth. Fac. Dev. Corp.
               Rev. Bonds (Memorial Hlth. Syst. of
               East TX), 6 7/8s, 2/15/26             BBB             10,719,713
     4,100,000 Matagorda Cnty., Navigation Dist. TX
               Poll. Control Mandatory Put Bonds
               (American Electric Power), 2.15s,
               11/1/04                               Baa2             4,098,606
     1,040,000 North Central TX Hlth. Fac. Dev.
               Corp. VRDN (Hosp. Presbyterian Med.
               Ctr.), Ser. D, MBIA, 1.66s, 12/1/15   VMIG1            1,040,000
     2,500,000 Sam Rayburn Muni. Pwr. Agcy.
               Rev. Bonds, 6s, 10/1/21               Baa2             2,678,125
       500,000 Spring, Indpt. School Dist. G.O.
               Bonds, PSFG, 5s, 2/15/24              Aaa                516,875
     6,500,000 Texas State Indl. Dev. Corp.
               Rev. Bonds (Arco Pipelines Co.),
               7 3/8s, 10/1/20                       Aa1              8,596,250
     1,000,000 Texas State Tpk. Auth. Rev. Bonds
               (Central Texas Tpk. Syst.), Ser. A,
               AMBAC, 5 1/2s, 8/15/39                Aaa              1,063,750
               Houston, Arpt. Syst. Rev. Bonds
    20,800,000 TX State Rev. Bonds, 6.2s, 9/30/11    Aa1             24,414,000
               TX Technical University Revenues
               Rev. Bonds (Fin. Syst.), Ser. 7th,
               MBIA
     1,000,000 5s, 8/15/08                           Aaa              1,090,000
     1,000,000 5s, 8/15/07                           Aaa              1,076,250
                                                                 --------------
                                                                     82,702,251

Utah (2.0%)
-------------------------------------------------------------------------------
    19,065,000 Intermountain Power Agency
               Rev. Bonds (UT State Pwr. Supply),
               Ser. B, MBIA, 6 1/2s, 7/1/09          Aaa             22,163,063
     5,000,000 Salt Lake City, Hosp. Rev. Bonds
               (IHC Hosps. Inc.), Ser. A, 8 1/8s,
               5/15/15                               AAA              6,437,500
                                                                 --------------
                                                                     28,600,563

Virginia (3.2%)
-------------------------------------------------------------------------------
     4,000,000 Henrico Cnty. Econ. Dev. Auth.
               Rev. Bonds (United Methodist),
               Ser. A, 6 1/2s, 6/1/22                BB+/P            4,070,000
    10,500,000 Henrico Cnty., Indl. Dev. Auth. IFB
               (Bon Secours Hlth. Syst.), FSA,
               9.951s, 8/23/27                       Aaa             14,161,875
    24,000,000 Winchester, Indl. Dev. Auth. IFB
               (Winchester Med. Ctr.), AMBAC,
               11.436s, 1/21/14                      Aaa             26,279,507
                                                                 --------------
                                                                     44,511,382

Washington (1.3%)
-------------------------------------------------------------------------------
               Cowlitz Cnty., Pub. Util. Rev. Bonds
               (Dist. No. 1 Production Syst.), FGIC
       695,000 5s, 9/1/25                            Aaa                714,981
       615,000 5s, 9/1/24                            Aaa                635,756
       265,000 Tobacco Settlement Auth. of WA
               Rev. Bonds, 6 1/2s, 6/1/26            BBB                257,381
               WA State G.O. Bonds
     5,270,000 (Motor Vehicle Fuel), Ser. B, MBIA,
               5s, 7/1/24                            Aaa              5,480,800
    10,035,000 FSA, Ser. A, 5s, 7/1/23               Aaa             10,511,663
                                                                 --------------
                                                                     17,600,581

West Virginia (0.5%)
-------------------------------------------------------------------------------
     6,200,000 Econ. Dev. Auth. Lease Rev. Bonds
               (Correctional Juvenile Safety),
               Ser. A, MBIA, 5s, 6/1/29              Aaa              6,355,000

Wisconsin (0.7%)
-------------------------------------------------------------------------------
    10,500,000 Badger Tobacco Settlement
               Asset Securitization Corp.
               Rev. Bonds, 6 3/8s, 6/1/32            BBB              9,646,875
                                                                 --------------
               Total Municipal bonds and notes
               (cost $1,276,196,145)                             $1,371,922,757

Preferred stocks (1.1%) (a)
Number of shares                                     Rating (RAT)         Value
-------------------------------------------------------------------------------
     4,000,000 Charter Mac. Equity Trust 144A
               Ser. A, 6.625%  cum. pfd.             A3              $4,425,000
     6,000,000 MuniMae Tax Exempt Bond Subsidiary,
               LLC 144A 6.875% cum. pfd.             A3               6,630,000
     4,000,000 MuniMae Tax Exempt Bond Subsidiary,
               LLC 144A Ser. B, 7 3/4s cum. pfd.     Baa1             4,545,000
                                                                 --------------
               Total Preferred stocks
               (cost $14,000,000)                                   $15,600,000
-------------------------------------------------------------------------------
               Total Investments
               (cost $1,290,196,145)                             $1,387,522,757
-------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $1,406,067,052.

(RAT) The Moody's, Standard & Poor's or Fitch ratings indicated are believed to be the most recent ratings available at September 30, 2004 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at September 30, 2004. Securities rated by Putnam are indicated by "/P" . Ratings are not covered by the Report of Independent Registered Public Accounting Firm.

(NON) Non-income-producing security.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      The rates shown on VRDN, mandatory put bonds and Floating Rate Bonds
      (FRB) are the current interest rates at September 30, 2004.

      The rates shown on IFB, which are securities paying interest rates that vary inversely to changes in the market interest rates, are the current interest rates at September 30, 2004.

      The fund had the following industry group concentrations greater than 10% at September 30, 2004 (as a percentage of net assets):

      Utilities               28.7%
      Health care             16.8

      The fund had the following insurance concentrations greater than 10% at September 30, 2004 (as a percentage of net assets):

      AMBAC                   14.1%
      MBIA                    10.6
      FGIC                    10.0

      The dates shown on Mandatory Put Bonds are the next mandatory put dates.

Interest rate swap contracts outstanding at September 30, 2004

                                   Notional    Termination   Unrealized
                                   Amount      date          appreciation
-------------------------------------------------------------------------
Agreement with JP Morgan Chase
Bank dated September 24, 2004
to pay quarterly the notional
multiplied by 3.513% and receive
quarterly the notional multiplied
by the Bond Market Association
Municipal Swap Index.              $15,000,00  12/29/14      $67,500
-------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Statement of assets and liabilities
September 30, 2004

Assets
-------------------------------------------------------------------------------
Investments in securities, at value (identified cost
$1,290,196,145) (Note 1)                                       $1,387,522,757
-------------------------------------------------------------------------------
Cash                                                                  333,776
-------------------------------------------------------------------------------
Interest and other receivables                                     20,607,605
-------------------------------------------------------------------------------
Receivable for shares of the fund sold                                283,344
-------------------------------------------------------------------------------
Receivable for securities sold                                      3,661,279
-------------------------------------------------------------------------------
Receivable for open swap contracts (Note 1)                            67,500
-------------------------------------------------------------------------------
Total assets                                                    1,412,476,261

Liabilities
-------------------------------------------------------------------------------
Distributions payable to shareholders                               1,711,134
-------------------------------------------------------------------------------
Payable for shares of the fund repurchased                          1,527,769
-------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                        1,767,780
-------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)            351,290
-------------------------------------------------------------------------------
Payable for Trustee compensation and expenses (Note 2)                153,164
-------------------------------------------------------------------------------
Payable for administrative services (Note 2)                            4,381
-------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                720,355
-------------------------------------------------------------------------------
Other accrued expenses                                                173,336
-------------------------------------------------------------------------------
Total liabilities                                                   6,409,209

Net assets                                                     $1,406,067,052
-------------------------------------------------------------------------------
Represented by
-------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                $1,337,441,448
-------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)            (478,032)
-------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)             (28,290,476)
-------------------------------------------------------------------------------
Net unrealized appreciation of investments                         97,394,112
-------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital
shares outstanding                                             $1,406,067,052

Computation of net asset value and offering price
-------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($1,318,058,689 divided by 148,879,802 shares)                          $8.85
-------------------------------------------------------------------------------
Offering price per class A share (100/95.50 of $8.85)*                  $9.27
-------------------------------------------------------------------------------
Net asset value and offering price per class B share
($72,213,874 divided by 8,152,952 shares)**                             $8.86
-------------------------------------------------------------------------------
Net asset value and offering price per class C share
($9,690,047 divided by 1,093,297 shares)**                              $8.86
-------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($6,104,442 divided by 687,716 shares)                                  $8.88
-------------------------------------------------------------------------------
Offering price per class M share (100/96.75 of $8.88)***                $9.18
-------------------------------------------------------------------------------

  * On single retail sales of less than $25,000. On sales of $25,000 or more and on group sales, the offering price is reduced.

 ** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

*** On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

    The accompanying notes are an integral part of these financial statements.


Statement of operations
Year ended September 30, 2004

Interest income:                                                  $79,345,046
-------------------------------------------------------------------------------

Expenses:
-------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                    7,472,338
-------------------------------------------------------------------------------
Investor servicing fees (Note 2)                                    1,384,106
-------------------------------------------------------------------------------
Custodian fees (Note 2)                                               168,675
-------------------------------------------------------------------------------
Trustee compensation and expenses (Note 2)                             44,050
-------------------------------------------------------------------------------
Administrative services (Note 2)                                       24,189
-------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                               2,788,700
-------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                 716,528
-------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                 105,985
-------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                  36,338
-------------------------------------------------------------------------------
Other                                                                 321,536
-------------------------------------------------------------------------------
Non-recurring costs (Notes 2 and 5)                                    42,972
-------------------------------------------------------------------------------
Costs assumed by Manager (Notes 2 and 5)                              (42,972)
-------------------------------------------------------------------------------
Total expenses                                                     13,062,445
-------------------------------------------------------------------------------
Expense reduction (Note 2)                                            (94,078)
-------------------------------------------------------------------------------
Net expenses                                                       12,968,367
-------------------------------------------------------------------------------
Net investment income                                              66,376,679
-------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                   15,636,455
-------------------------------------------------------------------------------
Net unrealized depreciation of investments and swap
contracts during the year                                         (18,733,004)
-------------------------------------------------------------------------------
Net loss on investments                                            (3,096,549)
-------------------------------------------------------------------------------
Net increase in net assets resulting from operations              $63,280,130
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Statement of changes in net assets

                                                       Year ended September 30
Decrease in net assets                                  2004             2003
-------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------
Net investment income                            $66,376,679      $84,290,095
-------------------------------------------------------------------------------
Net realized gain (loss) on investments           15,636,455      (25,363,582)
-------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)
of investments                                   (18,733,004)      18,318,500
-------------------------------------------------------------------------------
Net increase in net assets resulting from
operations                                        63,280,130       77,245,013
-------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
-------------------------------------------------------------------------------
From ordinary income
Class A                                             (486,934)              --
-------------------------------------------------------------------------------
Class B                                              (31,147)              --
-------------------------------------------------------------------------------
Class C                                               (3,814)              --
-------------------------------------------------------------------------------
Class M                                               (2,624)              --
-------------------------------------------------------------------------------
From tax-exempt income
Class A                                          (61,558,292)     (77,662,702)
-------------------------------------------------------------------------------
Class B                                           (3,188,222)      (4,603,765)
-------------------------------------------------------------------------------
Class C                                             (383,905)        (448,072)
-------------------------------------------------------------------------------
Class M                                             (301,162)        (412,971)
-------------------------------------------------------------------------------
Decrease from capital share transactions
(Note 4)                                        (319,024,791)    (106,965,265)
-------------------------------------------------------------------------------
Total decrease in net assets                    (321,700,761)    (112,847,762)
-------------------------------------------------------------------------------

Net assets
-------------------------------------------------------------------------------
Beginning of year                              1,727,767,813    1,840,615,575
-------------------------------------------------------------------------------
End of year (including distributions in
excess of net investment income of $478,032
and $2,005,000, respectively)                 $1,406,067,052   $1,727,767,813
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS A
------------------------------------------------------------------------------------------------------------------
Per-share                                                          Year ended September 30
operating performance                        2004            2003            2002            2001            2000
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                         $8.86           $8.88           $8.84           $8.53           $8.62
------------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------------
Net investment income                         .39             .42             .45             .50             .50
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                   (.01)           (.02)            .03             .30            (.09)
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                         .38             .40             .48             .80             .41
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                            (.39)           (.42)           (.44)           (.49)           (.50)
------------------------------------------------------------------------------------------------------------------
Total distributions                          (.39)           (.42)           (.44)           (.49)           (.50)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                               $8.85           $8.86           $8.88           $8.84           $8.53
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                       4.45            4.62            5.67            9.56            4.94
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                         $1,318,059      $1,602,849      $1,704,023      $1,678,611      $1,577,487
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                     .83             .82             .81             .80             .78
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                    4.48            4.80            5.09            5.69            5.88
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                      32.64           24.20           17.70           13.40           19.25
------------------------------------------------------------------------------------------------------------------

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS B
------------------------------------------------------------------------------------------------------------------
Per-share                                                          Year ended September 30
operating performance                        2004            2003            2002            2001            2000
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                         $8.86           $8.88           $8.84           $8.53           $8.62
------------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------------
Net investment income                         .33             .36             .39             .44             .44
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                     --            (.02)            .03             .30            (.09)
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                         .33             .34             .42             .74             .35
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                            (.33)           (.36)           (.38)           (.43)           (.44)
------------------------------------------------------------------------------------------------------------------
Total distributions                          (.33)           (.36)           (.38)           (.43)           (.44)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                               $8.86           $8.86           $8.88           $8.84           $8.53
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                       3.90            3.92            4.93            8.85            4.26
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                            $72,214        $103,996        $116,854        $157,217        $184,033
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                    1.48            1.47            1.46            1.45            1.43
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                    3.84            4.16            4.45            5.02            5.23
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                      32.64           24.20           17.70           13.40           19.25
------------------------------------------------------------------------------------------------------------------


(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS C
------------------------------------------------------------------------------------------------------------------
Per-share                                                         Year ended September 30
operating performance                        2004            2003            2002            2001            2000
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                         $8.86           $8.89           $8.84           $8.53           $8.63
------------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------------
Net investment income                         .32             .35             .38             .43             .43
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                     --            (.03)            .04             .30            (.10)
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                         .32             .32             .42             .73             .33
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                            (.32)           (.35)           (.37)           (.42)           (.43)
------------------------------------------------------------------------------------------------------------------
Total distributions                          (.32)           (.35)           (.37)           (.42)           (.43)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                               $8.86           $8.86           $8.89           $8.84           $8.53
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                       3.69            3.68            4.95            8.69            3.98
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                             $9,690         $11,732         $10,421          $6,502          $1,783
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                    1.63            1.62            1.61            1.60            1.58
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                    3.69            4.00            4.30            5.06            5.06
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                      32.64           24.20           17.70           13.40           19.25
------------------------------------------------------------------------------------------------------------------

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS M
------------------------------------------------------------------------------------------------------------------
Per-share                                                           Year ended September 30
operating performance                        2004            2003            2002            2001            2000
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                         $8.88           $8.90           $8.86           $8.55           $8.64
------------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------------
Net investment income                         .37             .40             .42             .47             .47
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                     --            (.03)            .04             .30            (.09)
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                         .37             .37             .46             .77             .38
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                            (.37)           (.39)           (.42)           (.46)           (.47)
------------------------------------------------------------------------------------------------------------------
Total distributions                          (.37)           (.39)           (.42)           (.46)           (.47)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                               $8.88           $8.88           $8.90           $8.86           $8.55
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                       4.26            4.30            5.34            9.22            4.63
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                             $6,104          $9,191          $9,318          $9,787          $9,403
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                    1.13            1.12            1.11            1.10            1.08
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                    4.18            4.50            4.80            5.39            5.58
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                      32.64           24.20           17.70           13.40           19.25
------------------------------------------------------------------------------------------------------------------


(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.


Notes to financial statements
September 30, 2004

Note 1
Significant accounting policies

Putnam Tax Exempt Income Fund (the "fund"), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks as high a level of current income exempt from federal income tax as is consistent with preservation of capital by investing mainly in intermediate to long-term investment-grade bonds.

The fund offers class A, class B, class C and class M shares. Class A shares are sold with a maximum front-end sales charge of 4.50%. Prior to January 28, 2004, the maximum front-end sales charge was 4.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A and class M shares but lower than class C shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a higher ongoing distribution fee than class A, class B, and class M shares, do not pay front-end sales charge but have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front-end sales charge of 3.25% and pay an ongoing distribution fee that is higher than class A shares but lower than class B and class C shares.

Effective April 19, 2004 (May 3, 2004 for defined contribution plans administered by Putnam), a 2.00% redemption fee may apply to any shares that are redeemed (either by selling or exchanging into another fund) within 5 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are valued at fair value on the basis of valuations provided by an independent pricing service, approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Other investments are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Security transactions and related investment income Security transactions are recorded on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, any remaining premium is amortized to maturity.

C) Interest rate swap contracts The fund may enter into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to manage the fund's exposure to interest rates. Interest rate swap contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or loss. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. Risks may exceed amounts recognized on the statement of assets and liabilities. Interest rate swap contracts outstanding at period end, if any, are listed after the fund's portfolio.

D) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the "Code") applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At September 30, 2004, the fund had a capital loss carryover of $17,614,134 available to the extent allowed by the Code to offset future net capital gain, if any. The amount of the carryover and the expiration dates are:

Loss Carryover      Expiration
---------------------------------------
    $8,108,613      September 30, 2008
        56,771      September 30, 2011
     9,448,750      September 30, 2012

E) Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions, dividends payable, defaulted bond interest, market discount, straddle loss deferrals and partnership income. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended September 30, 2004, the fund reclassified $1,106,389 to decrease distributions in excess of net investment income and $264,997 to decrease paid-in-capital, with an increase to accumulated net realized losses of $841,392.

The tax basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation           $107,754,254
Unrealized depreciation             (9,815,733)
                                  ------------
Net unrealized appreciation         97,938,521
Undistributed tax exempt
income                                 690,790
Undistributed ordinary income          559,205
Capital loss carryforward          (17,614,134)
Cost for federal income
tax purposes                    $1,289,584,236

Note 2
Management fee, administrative
services and other transactions

Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC, is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the lesser of (i) an annual rate of 0.50% of the average net assets of the fund or (ii) the following annual rates expressed as a percentage of the fund's average net assets: 0.60% of the first $500 million, 0.50% of the next $500 million, 0.45% of the next $500 million, 0.40% of the next $5 billion, 0.375% of the next $5 billion, 0.355% of the next $5 billion, 0.34% of the next $5 billion and 0.33% thereafter.

Effective January 28, 2004, Putnam Management has agreed to limit its compensation (and, to the extent necessary, bear other expenses) through September 30, 2005, to the extent that the fund's net expenses as a percentage of average net assets exceed the average expense ratio for the fund's Lipper peer group of front-end the year ended September 30, 2004, Putnam Management did not waive any of its management fee to the fund.

For the period ended September 30, 2004, Putnam Management has assumed $42,972 of legal, shareholder servicing and communication, audit and Trustee fees incurred by the fund in connection with certain legal and regulatory matters (including those described in Note 5).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam Fiduciary Trust Company ("PFTC"), a subsidiary of Putnam, LLC. Putnam Investor Services, a division of PFTC, provides investor servicing agent functions to the fund. During the year ended September 30, 2004, the fund paid PFTC $1,321,344 for these services.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the year ended September 30, 2004, the fund's expenses were reduced by $94,078 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $1,951, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Trustee compensation and expenses in the statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C and class M shares pursuant to rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at the annual rates of 0.20%, 0.85%, 1.00% and 0.50% of the average net assets attributable to class A, class B, class C and class M shares, respectively.

For the year ended September 30, 2004, Putnam Retail Management, acting as underwriter, received net commissions of $15,394 and $259 from the sale of class A and class M shares, respectively, and received $197,889 and $1,377 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares that were purchased without an initial sales charge as part of an investment of $1 million or more. For the year ended September 30, 2004, Putnam Retail Management, acting as underwriter, received $15,917 on class A redemptions.

Note 3
Purchases and sales of securities

During the year ended September 30, 2004, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $442,160,930 and $1,269,424,272, respectively. There were no purchases or sales of U.S. government securities.

Note 4
Capital shares

At September 30, 2004, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                   Year ended September 30, 2004
----------------------------------------------------------------
Class A                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          5,799,568       $51,094,856
----------------------------------------------------------------
Shares issued
in connection with
reinvestment of
distributions                        4,819,067        42,416,837
----------------------------------------------------------------
                                    10,618,635        93,511,693

Shares repurchased                 (42,737,008)     (375,919,135)
----------------------------------------------------------------
Net decrease                       (32,118,373)    $(282,407,442)
----------------------------------------------------------------

                                   Year ended September 30, 2003
----------------------------------------------------------------
Class A                                 Shares            Amount
----------------------------------------------------------------
Shares sold                         22,752,863      $199,151,391
----------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                        6,008,270        52,641,433
----------------------------------------------------------------
                                    28,761,133       251,792,824

Shares repurchased                 (39,659,561)     (347,567,550)
----------------------------------------------------------------
Net decrease                       (10,898,428)     $(95,774,726)
----------------------------------------------------------------

                                   Year ended September 30, 2004
----------------------------------------------------------------
Class B                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            688,656        $6,047,307
----------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                          233,293         2,075,334
----------------------------------------------------------------
                                       921,949         8,122,641

Shares repurchased                  (4,507,131)      (39,654,978)
----------------------------------------------------------------
Net decrease                        (3,585,182)     $(31,532,337)
----------------------------------------------------------------

                                   Year ended September 30, 2003
----------------------------------------------------------------
Class B                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          1,658,336       $14,556,823
----------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                          342,088         2,998,468
----------------------------------------------------------------
                                     2,000,424        17,555,291

Shares repurchased                  (3,420,358)      (29,981,499)
----------------------------------------------------------------
Net decrease                        (1,419,934)     $(12,426,208)
----------------------------------------------------------------

                                   Year ended September 30, 2004
----------------------------------------------------------------
Class C                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            166,048        $1,466,246
----------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                           30,397           264,844
----------------------------------------------------------------
                                       196,445         1,731,090

Shares repurchased                    (426,615)       (3,751,813)
----------------------------------------------------------------
Net decrease                          (230,170)      $(2,020,723)
----------------------------------------------------------------

                                   Year ended September 30, 2003
----------------------------------------------------------------
Class C                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            634,349        $5,570,158
----------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                           32,077           281,260
----------------------------------------------------------------
                                       666,426         5,851,418

Shares repurchased                    (515,436)       (4,523,730)
----------------------------------------------------------------
Net increase                           150,990        $1,327,688
----------------------------------------------------------------

                                   Year ended September 30, 2004
----------------------------------------------------------------
Class M                                 Shares            Amount
----------------------------------------------------------------
Shares sold                             23,617          $208,212
----------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                           26,006           229,529
----------------------------------------------------------------
                                        49,623           437,741

Shares repurchased                    (396,881)       (3,502,030)
----------------------------------------------------------------
Net decrease                          (347,258)      $(3,064,289)
----------------------------------------------------------------

                                   Year ended September 30, 2003
----------------------------------------------------------------
Class M                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            140,355        $1,242,928
----------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                           35,036           307,745
----------------------------------------------------------------
                                       175,391         1,550,673

Shares repurchased                    (186,920)       (1,642,692)
----------------------------------------------------------------
Net decrease                           (11,529)         $(92,019)
----------------------------------------------------------------

Note 5
Regulatory matters and litigation

On April 8, 2004, Putnam Management entered into agreements with the Securities and Exchange Commission ("SEC") and the Massachusetts Securities Division representing a final settlement of all charges brought against Putnam Management by those agencies on October 28, 2003 in connection with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. The settlement with the SEC requires Putnam Management to pay $5 million in disgorgement plus a civil monetary penalty of $50 million, and the settlement with the Massachusetts Securities Division requires Putnam Management to pay $5 million in restitution and an administrative fine of $50 million. The settlements also leave intact the process established under an earlier partial settlement with the SEC under which Putnam Management agreed to pay the amount of restitution determined by an independent consultant, which may exceed the disgorgement and restitution amounts specified above, pursuant to a plan to be developed by the independent consultant.

Putnam Management, and not the investors in any Putnam fund, will bear all costs, including restitution, civil penalties and associated legal fees stemming from both of these proceedings. The SEC's and Massachusetts Securities Division's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management has agreed to bear any costs incurred by Putnam funds in connection with these lawsuits. Based on currently available information, Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

Review of these matters by counsel for Putnam Management and by separate independent counsel for the Putnam funds and their independent Trustees is continuing. The fund may experience increased redemptions as a result of these matters, which could result in increased transaction costs and operating expenses.

Federal tax information
(Unaudited)

The fund has designated 99.2% of dividends paid from net investment income during the fiscal year as tax exempt for Federal income tax purposes.

The Form 1099 you receive in January 2005 will show the tax status of all distributions paid to your account in calendar 2004.


About the Trustees

Jameson A. Baxter (9/6/43), Trustee since 1994

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm that she founded in 1986.

Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., Banta Corporation (a printing and digital imaging firm), Ryerson Tull, Inc. (a steel service corporation), Advocate Health Care and BoardSource, formerly the National Center for Nonprofit Boards. She is Chairman Emeritus of the Board of Trustees, Mount Holyoke College, having served as Chairman for five years and as a board member for thirteen years. Until 2002, Ms. Baxter was a Director of Intermatic Corporation (a manufacturer of energy control products).

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President and Principal of the Regency Group, and Vice President of and Consultant to First Boston Corporation. She is a graduate of Mount Holyoke College.

Charles B. Curtis (4/27/40), Trustee since 2001

Mr. Curtis is President and Chief Operating Officer of the Nuclear Threat Initiative (a private foundation dealing with national security issues) and serves as Senior Advisor to the United Nations Foundation.

Mr. Curtis is a member of the Council on Foreign Relations and the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University. Until 2003, Mr. Curtis was a member of the Electric Power Research Institute Advisory Council and the University of Chicago Board of Governors for Argonne National Laboratory. Prior to 2002, Mr. Curtis was a Member of the Board of Directors of the Gas Technology Institute and the Board of Directors of the Environment and Natural Resources Program Steering Committee, John F. Kennedy School of Government, Harvard University. Until 2001, Mr. Curtis was a member of the Department of Defense Policy Board and Director of EG&G Technical Services, Inc. (a fossil energy research and development support company).

From August 1997 to December 1999, Mr. Curtis was a Partner at Hogan & Hartson L.L.P., a Washington, D.C. law firm. Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy. He served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the SEC.

Myra R. Drucker (1/16/48)

Ms. Drucker is a Vice Chair of the Board of Trustees of Sarah Lawrence College, a Trustee of Commonfund (a not-for-profit firm specializing in asset management for educational endowments and foundations) and a member of the Investment Committee of the Kresge Foundation (a charitable trust). She is also Chair of the New York Stock Exchange
(NYSE) Pension Managers Advisory Committee and a member of the Executive Committee of the Committee on Investment of Employee Benefit Assets. Until August 31, 2004, Ms. Drucker was Managing Director and a member of the Board of Directors of General Motors Asset Management and Chief Investment Officer of General Motors Trust Bank. Ms. Drucker also served as a member of the NYSE Corporate Accountability and Listing Standards Committee and the NYSE/NASD IPO Advisory Committee.

Prior to joining General Motors Asset Management in 2001, Ms. Drucker held various executive positions in the investment management industry. Ms. Drucker served as Chief Investment Officer of Xerox Corporation (a technology and service company in the document industry), where she was responsible for the investment of the company 's pension assets. Ms. Drucker was also Staff Vice President and Director of Trust Investments for International Paper (a paper, paper distribution, packaging and forest products company) and previously served as Manager of Trust Investments for Xerox Corporation. Ms. Drucker received a B.A. degree in Literature and Psychology from Sarah Lawrence College and pursued graduate studies in economics, statistics and portfolio theory at Temple University.

John A. Hill (1/31/42), Trustee since 1985 and Chairman since 2000

Mr. Hill is Vice Chairman of First Reserve Corporation, a private equity buyout firm that specializes in energy investments in the diversified worldwide energy industry.

Mr. Hill is a Director of Devon Energy Corporation, TransMontaigne Oil Company, Continuum Health Partners of New York and various private companies controlled by First Reserve Corporation, as well as a Trustee of TH Lee, Putnam Investment Trust (a closed-end investment company advised by an affiliate of Putnam Management). He is also a Trustee of Sarah Lawrence College.

Prior to acquiring First Reserve Corporation in 1983, Mr. Hill held executive positions in investment banking and investment management with several firms and with the federal government, including Deputy Associate Director of the Office of Management and Budget and Deputy Director of the Federal Energy Administration. He is active in various business associations, including the Economic Club of New York, and lectures on energy issues in the United States and Europe. Mr. Hill holds a B.A. degree in Economics from Southern Methodist University and pursued graduate studies there as a Woodrow Wilson Fellow.

Ronald J. Jackson (12/17/43), Trustee since 1996

Mr. Jackson is a private investor.

Mr. Jackson is President of the Kathleen and Ronald J. Jackson
Foundation (a charitable trust). He is also a member of the Board of Overseers of WGBH (a public television and radio station) as well as a member of the Board of Overseers of the Peabody Essex Museum.

Mr. Jackson is the former Chairman, President and Chief Executive Officer of Fisher-Price, Inc. (a major toy manufacturer), from which he retired in 1993. He previously served as President and Chief Executive Officer of Stride-Rite, Inc. (a manufacturer and distributor of footwear) and of Kenner Parker Toys, Inc. (a major toy and game manufacturer). Mr. Jackson was President of Talbots, Inc. (a distributor of women's apparel) and has held financial and marketing positions with General Mills, Inc. and Parker Brothers (a toy and game company). Mr. Jackson is a graduate of Michigan State University Business School.

Paul L. Joskow (6/30/47), Trustee since 1997

Dr. Joskow is the Elizabeth and James Killian Professor of Economics and Management, and Director of the Center for Energy and Environmental Policy Research at the Massachusetts Institute of Technology.

Dr. Joskow serves as a Director of National Grid Transco (a UK-based holding company with interests in electric and gas transmission and distribution and telecommunications infrastructure) and TransCanada Corporation (an energy company focused on natural gas transmission and power services). He also serves on the board of the Whitehead Institute for Biomedical Research (a non-profit research institution) and has been President of the Yale University Council since 1993. Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company), and, prior to March 2000, he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published five books and numerous articles on topics in industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring, environmental, energy, competition and privatization policies -- serving as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and M. Phil from Yale University and B.A. from Cornell University.

Elizabeth T. Kennan (2/25/38), Trustee since 1992

Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse and cattle breeding). She is President Emeritus of Mount Holyoke College.

Dr. Kennan served as Chairman and is now Lead Director of Northeast Utilities and is a Director of Talbots, Inc. She has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berkshire Life Insurance and Kentucky Home Life Insurance. She is a Trustee of the National Trust for Historic Preservation, of Centre College and of Midway College in Midway, Kentucky. She is also a member of The Trustees of Reservations. Dr. Kennan has served on the oversight committee of the Folger Shakespeare Library, as President of Five Colleges Incorporated, as a Trustee of Notre Dame University and is active in various educational and civic associations.

As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history and published numerous articles. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.S. from St. Hilda's College at Oxford University and an A.B. from Mount Holyoke College. She holds several honorary doctorates.

John H. Mullin, III (6/15/41), Trustee since 1997

Mr. Mullin is the Chairman and CEO of Ridgeway Farm (a limited liability company engaged in timber and farming).

Mr. Mullin serves as a Director of The Liberty Corporation (a broadcasting company), Progress Energy, Inc. (a utility company, formerly known as Carolina Power & Light) and Sonoco Products, Inc. (a packaging company). Mr. Mullin is Trustee Emeritus of The National Humanities Center and Washington & Lee University, where he served as Chairman of the Investment Committee. Prior to May 2001, he was a Director of Graphic Packaging International Corp. Prior to February 2004, he was a Director of Alex Brown Realty, Inc.

Mr. Mullin is also a past Director of Adolph Coors Company; ACX
Technologies, Inc.; Crystal Brands, Inc.; Dillon, Read & Co., Inc.; Fisher-Price, Inc.; and The Ryland Group, Inc. Mr. Mullin is a graduate of Washington & Lee University and The Wharton Graduate School,
University of Pennsylvania.

Robert E. Patterson (3/15/45), Trustee since 1984

Mr. Patterson is Senior Partner of Cabot Properties, L.P. and Chairman of Cabot Properties, Inc. (a private equity firm investing in commercial real estate).

Mr. Patterson serves as Chairman of the Joslin Diabetes Center and as a Director of Brandywine Trust Company. Prior to June 2003, he was a Trustee of Sea Education Association. Prior to December 2001, he was President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust). Prior to February 1998, he was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment adviser involved in institutional real estate investments). Prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners) and as a Senior Vice President of the Beal Companies (a real estate management, investment and development firm).

Mr. Patterson practiced law and held various positions in state government and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard
College and Harvard Law School.

W. Thomas Stephens (9/2/42), Trustee since 1997

Mr. Stephens serves on a number of corporate boards.

Effective November 2004, Mr. Stephens is expected to become Chief Executive Officer of Boise Cascade, L.L.C. (a paper, forest products and timberland assets company). Mr. Stephens serves as a Director of TransCanada Pipelines Limited. Until 2004, Mr. Stephens was a Director of Xcel Energy Incorporated (a public utility company), Qwest Communications, and Norske Canada, Inc. (a paper manufacturer). Until 2003, Mr. Stephens was a Director of Mail-Well, Inc. (a diversified printing company). He served as Chairman of Mail-Well until 2001 and as CEO of MacMillan-Bloedel, Ltd. (a forest products company) until 1999.

Prior to 1996, Mr. Stephens was Chairman and Chief Executive Officer of Johns Manville Corporation. He holds B.S. and M.S. degrees from the University of Arkansas.

Richard B. Worley (11/15/45)

Mr. Worley is Managing Partner of Permit Capital, LLC, an investment management firm.

Mr. Worley serves on the Executive Committee of the University of Pennsylvania Medical Center, is a Trustee of The Robert Wood Johnson Foundation (a philanthropic organization devoted to health care issues) and is a Director of The Colonial Williamsburg Foundation (a historical preservation organization). Mr. Worley also serves on the investment committees of Mount Holyoke College and World Wildlife Fund (a wildlife conservation organization).

Prior to joining Permit Capital LLC in 2002, Mr. Worley served as Chief Strategic Officer of Morgan Stanley Investment Management. He previously served as President, Chief Executive Officer and Chief Investment Officer of Morgan Stanley Dean Witter Investment Management and as a Managing Director of Morgan Stanley, a financial services firm. Mr. Worley also was the Chairman of Miller Anderson & Sherrerd, an investment management firm.

Mr. Worley holds a B.S. degree from University of Tennessee and pursued graduate studies in economics at the University of Texas.

Charles E. Haldeman, Jr.* (10/29/48)

Mr. Haldeman is President and Chief Executive Officer of Putnam, LLC ("Putnam Investments"). He is a member of Putnam Investments' Executive Board of Directors and Advisory Council. Prior to November 2003, Mr. Haldeman served as Co-Head of Putnam Investments' Investment Division.

Prior to joining Putnam Investments in 2002, Mr. Haldeman held executive positions in the investment management industry. He previously served as Chief Executive Officer of Delaware Investments and President & Chief Operating Officer of United Asset Management. Mr. Haldeman was also a partner and director of Cooke & Bieler, Inc. (an investment management firm).

Mr. Haldeman currently serves as a Trustee of Dartmouth College and as Emeritus Trustee of Abington Memorial Hospital. He is a graduate of Dartmouth College, Harvard Law School and Harvard Business School. Mr. Haldeman is also a Chartered Financial Analyst (CFA) charterholder.

George Putnam, III* (8/10/51), Trustee since 1984 and President since 2000

Mr. Putnam is President of New Generation Research, Inc. (a publisher of financial advisory and other research services), and of New Generation Advisers, Inc. (a registered investment advisor to private funds). Mr. Putnam founded the New Generation companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment adviser). He is a Trustee of St. Mark's School, Shore Country Day School, and until 2002 was a Trustee of the Sea Education
Association.

Mr. Putnam previously worked as an attorney with the law firm of Dechert LLP (formerly known as Dechert Price & Rhoads) in Philadelphia. He is a graduate of Harvard College, Harvard Business School and Harvard Law School.

A.J.C. Smith* (4/13/34), Trustee since 1986

Mr. Smith is the Chairman of Putnam Investments and Director of and Consultant to Marsh & McLennan Companies, Inc.

Mr. Smith is also a Director of Trident Corp. (a limited partnership with over thirty institutional investors). He is also a Trustee of the Carnegie Hall Society, the Educational Broadcasting Corporation, and the National Museums of Scotland. He is Chairman of the Central Park Conservancy and a Member of the Board of Overseers of the Joan and Sanford I. Weill Graduate School of Medical Sciences of Cornell University. Prior to May 2000 and November 1999, Mr. Smith was Chairman and CEO, respectively, of Marsh & McLennan Companies, Inc.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of September 30, 2004, there were 102 Putnam Funds. All Trustees other than Ms. Drucker and Messrs. Worley and Haldeman serve as Trustees of all Putnam funds. Ms. Drucker and Messrs. Worley and Haldeman currently serve as Trustees of 81 Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death, or removal.

* Trustees who are or may be deemed to be "interested persons" (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, Putnam Retail Management, or Marsh & McLennan Companies, Inc., the parent company of Putnam, LLC and its affiliated companies. Messrs. Haldeman, Putnam, III, and Smith are deemed "interested persons" by virtue of their positions as officers of the fund, Putnam Management, Putnam Retail Management or Marsh & McLennan Companies, Inc. and as shareholders of Marsh & McLennan Companies, Inc. Mr. Putnam, III is the President of your fund and each of the other Putnam funds. Mr. Haldeman is President and Chief Executive Officer of Putnam Investments. Mr. Smith serves as a Director of and Consultant to Marsh & McLennan Companies, Inc. and as Chairman of Putnam Investments.


Officers

In addition to George Putnam, III, the other officers of the fund are shown below:

Charles E. Porter (7/26/38)
Executive Vice President, Associate Treasurer and Principal Executive Officer
Since 1989

Managing Director, Putnam Investments
and Putnam Management

Jonathan S. Horwitz (6/4/55)
Senior Vice President and Treasurer
Since 2004

Managing Director, Putnam Investments

Steven D. Krichmar (6/27/58)
Vice President and Principal Financial Officer
Since 2002

Senior Managing Director, Putnam Investments.
Prior to July 2001, Partner,
PricewaterhouseCoopers LLP

Michael T. Healy (1/24/58)
Assistant Treasurer and Principal
Accounting Officer
Since 2000

Managing Director, Putnam Investments

Beth S. Mazor (4/6/58)
Vice President
Since 2002

Senior Vice President, Putnam Investments

Daniel T. Gallagher (2/27/62)
Vice President and Legal and Compliance
Liaison Officer
Since 2004

Vice President, Putnam Investments. Prior to
2004, Associate, Ropes & Gray LLP; prior to
2000, Law Clerk, Massachusetts Supreme
Judicial Court

Francis J. McNamara, III (8/19/55)
Vice President and Chief Legal Officer
Since 2004

Senior Managing Director, Putnam
Investments, Putnam Management and
Putnam Retail Management. Prior to 2004,
General Counsel, State Street Research &
Management Company

James P. Pappas (2/24/53)
Vice President
Since 2004

Managing Director, Putnam Investments and
Putnam Management.  From 2001 to 2002, Chief
Operating Officer, Atalanta/Sosnoff Management
Corporation; prior to 2001, President and Chief
Executive Officer, UAM Investment Services, Inc.

Richard S. Robie, III (3/30/60)
Vice President
Since 2004

Senior Managing Director, Putnam
Investments, Putnam Management and
Putnam Retail Management. Prior to 2003, Senior Vice
President, United Asset Management Corporation

Charles A. Ruys de Perez (10/17/57)
Vice President and Chief Compliance Officer
Since 2004

Managing Director, Putnam Investments

Mark C. Trenchard (6/5/62)
Vice President and BSA Compliance Officer
Since 2002

Senior Vice President, Putnam Investments

Judith Cohen (6/7/45)
Clerk and Assistant Treasurer
Since 1993

Clerk and Assistant Treasurer, The Putnam Funds

The address of each Officer is One Post Office Square,
Boston, MA 02109.


The Putnam family of funds

The following is a complete list of Putnam's open-end mutual funds. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth Funds

Discovery Growth Fund
Growth Opportunities Fund
Health Sciences Trust
International New Opportunities Fund*
New Opportunities Fund
OTC & Emerging Growth Fund
Small Cap Growth Fund
Vista Fund
Voyager Fund

Blend Funds

Capital Appreciation Fund
Capital Opportunities Fund
Europe Equity Fund*
Global Equity Fund*
Global Natural Resources Fund*
International Capital Opportunities Fund*
International Equity Fund*
Investors Fund
Research Fund
Tax Smart Equity Fund
Utilities Growth and Income Fund

Value Funds

Classic Equity Fund
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
The Putnam Fund for Growth and Income
International Growth and Income Fund*
Mid Cap Value Fund
New Value Fund
Small Cap Value Fund+

Income Funds

American Government Income Fund
Diversified Income Trust
Floating Rate Income Fund
Global Income Trust*
High Yield Advantage Fund*+
High Yield Trust*
Income Fund
Intermediate U.S. Government
Income Fund
Money Market Fund++
U.S. Government Income Trust

Tax-free Income Funds

Municipal Income Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund++
Tax-Free High Yield Fund
Tax-Free Insured Fund

State tax-free income funds
Arizona, California, Florida, Massachusetts,
Michigan, Minnesota, New Jersey, New York,
Ohio and Pennsylvania

Asset Allocation Portfolios

Putnam Asset Allocation Portfolios--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:
Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

 * A 1% redemption fee on total assets redeemed or exchanged between 6 and 90 days of purchase may be imposed for all share classes of these funds.

 + Closed to new investors.

++ An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

   With the exception of money market funds, a 2% redemption fee will be applied to shares exchanged or sold within 5 days of purchase.

   Check your account balances and the most recent month-end performance at www.putnaminvestments.com.


Putnam puts your interests first

In January, Putnam announced a number of voluntary initiatives designed to reduce fund expenses, provide investors with more useful information, and help safeguard the interests of all Putnam investors. For details, visit www.putnaminvestments.com.

Cost-cutting initiatives

Reduced sales charges

Effective immediately, the maximum sales charge for class A shares has been reduced to 5.25% for equity funds (formerly 5.75%) and 4.50% for most income funds (formerly 4.75%).*

Lower class B purchase limit

To help ensure that investors are in the most cost-effective share class, the maximum amount that can be invested in class B shares has been reduced to $100,000. (Larger trades or accumulated amounts will be directed to class A shares.)

Ongoing expenses will be limited

During calendar 2004, total ongoing expenses, including management fees for all funds, will be maintained at or below the average of each fund's industry peers in its Lipper load-fund universe. For more information, please see the Statement of Additional information.

Additional measures are being taken to reduce expenses for shareholders in the six global and international funds that had short-term trading issues.

Improved disclosure

Putnam fund prospectuses and shareholder reports are being revised to disclose additional information that will help shareholders compare funds and weigh their costs and risks along with their potential benefits. Shareholders will find easy-to-understand information about fund expense ratios, portfolio manager compensation, risk comparisons, brokerage commissions, and employee and trustee ownership of Putnam funds. Disclosure of breakpoint discounts is also being enhanced to alert investors to potential cost savings.

Protecting investors' interests

New short-term trading fee introduced

To discourage short-term trading, which can interfere with a fund's long-term strategy, a 2% short-term trading fee will be imposed on any Putnam fund shares redeemed or exchanged within five calendar days of purchase.

* The maximum sales charge for class A shares of Putnam U.S. Intermediate Government Income Fund and Putnam Floating Rate Income Fund remains 3.25%.

Fund information

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian

Putnam Fiduciary Trust Company

Legal Counsel

Ropes & Gray LLP

Independent Registered
Public Accounting Firm

KPMG LLP

Trustees

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Myra R. Drucker
Charles E. Haldeman, Jr.
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
John H. Mullin, III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
Richard B. Worley

Officers

George Putnam, III
President

Charles E. Porter
Executive Vice President,
Associate Treasurer and
Principal Executive Officer

Jonathan S. Horwitz
Senior Vice President and Treasurer

Steven D. Krichmar
Vice President and Principal
Financial Officer

Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer

Beth S. Mazor
Vice President

Daniel T. Gallagher
Vice President and Legal and
Compliance Liaison Officer

James P. Pappas
Vice President

Richard S. Robie, III
Vice President

Mark C. Trenchard
Vice President and BSA
Compliance Officer

Francis J. McNamara, III
Vice President and Chief Legal
Officer

Charles A. Ruys de Perez
Vice President and Chief
Compliance Officer

Judith Cohen
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam Tax Exempt Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam's Quarterly Performance Summary, and Putnam's Quarterly Ranking Summary. For more recent performance, please visit www.putnaminvestments.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Call 1-800-225-1581 or visit our Web site www.putnaminvestments.com.

AN041-216523  11/04

Not FDIC Insured    May Lose Value    No Bank Guarantee


Item 2. Code of Ethics:
-----------------------
All officers of the Fund, including its principal executive, financial and accounting officers, are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

Item 3. Audit Committee Financial Expert:
-----------------------------------------
The Funds' Audit and Pricing Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Pricing Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that all members of the Funds' Audit and Pricing Committee meet the financial literacy requirements of the New York Stock Exchange's rules and that Mr. Patterson and Mr. Stephens qualify as "audit committee financial experts" (as such term has been defined by the Regulations) based on their review of their pertinent experience and education. Certain other Trustees, although not on the Audit and Pricing Committee, would also qualify as "audit committee financial experts." The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Pricing Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:
-----------------------------------------------
The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund's independent auditors:

                    Audit       Audit-Related   Tax       All Other
Fiscal year ended   Fees        Fees            Fees      Fees
-----------------   ----------  -------------   -------   ---------
September 30, 2004  $36,097*    $--             $4,150    $316
September 30, 2003  $30,900     $--             $3,600    $--

*Includes fees of $ 548 billed by the fund's independent auditor to the fund for audit procedures necessitated by regulatory and litigation matters. These fees were reimbursed to the fund by Putnam.

For the fiscal years ended September 30, 2004 and September 30, 2003, the fund's independent auditors billed aggregate non-audit fees in the amounts of $ 4,466 and $3,600 , respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represents fees billed for the fund's last two fiscal years.

Audit-Related Fees represents fees billed in the fund's last two fiscal years for services traditionally performed by the fund's auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund's last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees Fees represent fees billed for services relating relating to calculation of investment performance and interfund trading .

Pre-Approval Policies of the Audit and Pricing Committee. The Audit and Pricing Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds' independent auditors will be pre-approved by the Committee and will generally not be subject to pre-approval procedures.

Under certain circumstances, the Audit and Pricing Committee believes that it may be appropriate for Putnam Investment Management, LLC ("Putnam Management") and certain of its affiliates to engage the services of the funds' independent auditors, but only after prior approval by the Committee. Such requests are required to be submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work must be performed by that particular audit firm. The Committee will review the proposed engagement at its next meeting.

Since May 6, 2003, all work performed by the independent auditors for the funds, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund was pre-approved by the Committee or a member of the Committee pursuant to the pre-approval policies discussed above. Prior to that date, the Committee had a general policy to pre-approve the independent auditor's engagements for non-audit services with the funds, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

The following table presents fees billed by the fund's principal auditor for services required to be approved pursuant to paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X.

                    Audit-Related   Tax   All Other   Total Non-
Fiscal year ended   Fees            Fees  Fees        Audit Fees
-----------------   -------------   ----  ---------   ----------
September 30, 2004  $--             $--   $--         $--
September 30, 2003  $--             $--   $--         $--


Item 5.  Audit Committee: Not applicable
-------------------------

Item 6. Schedule of Investments: Not applicable
--------------------------------

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End
-------------------------------------------------------------------------
        Management Investment Companies: Not applicable
        --------------------------------

Item 8. Purchases of Equity Securities by Closed-End Management Investment
--------------------------------------------------------------------------
        Companies and Affiliated Purchasers: Not applicable
        ------------------------------------

Item 9. Submission of Matters to a Vote of Security Holders:
------------------------------------------------------------
        Not applicable

Item 10. Controls and Procedures:
--------------------------------

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the investment company in the reports that it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting:
Not applicable

Item 11. Exhibits:
------------------

(a) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940, as amended, and the officer certifications as required by Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAME OF REGISTRANT

By (Signature and Title):            /s/Michael T. Healy
                                     --------------------------
                                     Michael T. Healy
                                     Principal Accounting Officer
Date: November 30, 2004



Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):            /s/Charles E. Porter
                                     ---------------------------
                                     Charles E. Porter
                                     Principal Executive Officer
Date: November 30, 2004



By (Signature and Title):            /s/Steven D. Krichmar
                                     ---------------------------
                                     Steven D. Krichmar
                                     Principal Financial Officer
Date: November 30, 2004